                                   [GRAPHIC]


                                  ANNUAL REPORT

                                 AUGUST 31, 2001


                            VISTA CAPITAL ADVANTAGE(SM)

                       MUTUAL FUND VARIABLE ANNUITY TRUST



                J.P. MORGAN FUND DISTRIBUTORS, INC., DISTRIBUTOR
     THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR
                             VISTA CAPITAL ADVANTAGE

The Vista Capital Advantage (VCA) is distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The Chase Manhattan Bank, Anchor National Life Insurance Company or First SunAmerica Life Insurance Company. Chase Manhattan is the portfolio administrator and custodian of the underlying investment options of the variable annuity. VCA is issued by Anchor National Life Insurance Company and in New York by First SunAmerica Life Insurance Company.

INVESTMENTS IN VISTA CAPITAL ADVANTAGE ARE NOT DEPOSITS, OR GUARANTEED OR ENDORSED BY, CHASE, AND ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN VISTA CAPITAL ADVANTAGE, INCLUDING THE UNDERLYING VARIABLE INVESTMENT OPTIONS, INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

The views expressed on this page are exclusively those of JPMorgan Fleming. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

                                                                      [GRAPHIC]
October 9, 2001

Dear Vista Capital Advantage Contract Owner:

Enclosed is the August 31, 2001 Annual Report of the Mutual Fund Variable Annuity Trust, whose portfolios serve as the underlying investments for the Vista Capital Advantage variable annuity.

The tables below show the one year, five years and since inception results, after the deduction of all insurance and withdrawal fees, of the accounts in the Vista Capital Advantage at August 31, 2001. The insurance fees include mortality and expense risk charges, surrender charges and the annual contract administration charge. The surrender charges reflect the sales charges that would have been assessed against the contract value had the contract been surrendered.(1)

The first chart applies to all Vista Capital Advantage investors outside of New York state, whose policy is issued by Anchor National Life Insurance Company. The second chart applies to Vista Capital Advantage investors within New York state, whose policy is issued by First SunAmerica Life Insurance Company.

             ANCHOR NATIONAL LIFE INSURANCE COMPANY POLICY HOLDERS
                  AVERAGE ANNUAL TOTAL RETURN AS OF 8/31/01(2)

                                                                    1                5              SINCE
  PORTFOLIO (CONTRACT INCEPTION DATE)                             YEAR             YEAR           INCEPTION
 -----------------------------------------------------------------------------------------------------------
  Growth and Income (3/13/95)                                   -24.54%            5.11%             8.64%
  Capital Growth (3/13/95)                                      -18.02%            7.59%            11.66%
  International Equity (3/13/95)                                -31.92%            1.49%             3.00%
  Asset Allocation (3/13/95)                                    -22.49%            2.71%             5.26%
  U.S. Government Income (7/13/95)                                2.99%            5.03%             4.39%
  Money Market (6/2/95)                                          -2.63%            2.84%             3.25%
         7-DAY YIELD AS OF 8/31/01: 1.62%

        FIRST SUNAMERICA LIFE INSURANCE COMPANY POLICY HOLDERS (NEW YORK)
                  AVERAGE ANNUAL TOTAL RETURN AS OF 8/31/01(2)

                                                                    1                5              SINCE
  PORTFOLIO (CONTRACT INCEPTION DATE)                             YEAR             YEAR           INCEPTION
 -----------------------------------------------------------------------------------------------------------
  Growth and Income (12/6/95)                                   -24.56%            5.10%             6.22%
  Capital Growth (12/6/95)                                      -18.05%            7.56%             9.22%
  International Equity (12/22/95)                               -31.95%            1.44%             1.53%
  Asset Allocation (12/22/95)                                   -22.51%            2.70%             3.52%
  U.S. Government Income (12/22/95)                               2.99%            5.05%             4.14%
  Money Market (12/22/95)                                        -2.53%            2.87%             3.25%
         7-DAY YIELD AS OF 8/31/01; 1.71%

Your Vista Capital Advantage variable annuity represents a unique combination of professional money management and tax advantages. It is designed to help contribute to your plans for a financially secure future. If you have any questions, please call your investment representative or 1-800-908-4782.

Sincerely,

/s/ GEORGE GATCH

George Gatch
President, JPMorgan Funds

-----------------------
(1) The Surrender Charge schedule for each year in states other than NY is as follows: 6%, 6%, 5%, 4%, 3%, 2%, 0%. In NY the Surrender Charge schedule for each year is: 6%, 6%, 5%, 4%, 3%, 2%, 1%, 0%. A 10% Federal tax penalty may apply to withdrawals before age 59 1/2.

(2) Past performance is no guarantee of future results. An investor's return and principal value will fluctuate. An investor's units, when redeemed, may be worth more or less than their original investment. This material is authorized for public distribution only when accompanied or preceded by a prospectus for Vista Capital Advantage.

    Fund shares are not insured or guaranteed by the FDIC or any other government agency. There can be no guarantee that the Fund will maintain a stable net asset value of $1.00.

       TABLE OF CONTENTS


  3    LETTER TO THE SHAREHOLDERS

       PERFORMANCE & COMMENTARY

  5    GROWTH AND INCOME
  6    CAPITAL GROWTH
  7    INTERNATIONAL EQUITY
  9    ASSET ALLOCATION
 11    U.S. GOVERNMENT INCOME
 12    MONEY MARKET

       PORTFOLIO OF INVESTMENTS

 13    GROWTH AND INCOME
 15    CAPITAL GROWTH
 17    INTERNATIONAL EQUITY
 19    ASSET ALLOCATION
 22    U.S. GOVERNMENT INCOME
 23    MONEY MARKET

       MUTUAL FUND VARIABLE ANNUITY TRUST

 24    STATEMENT OF ASSETS & LIABILITIES
 25    STATEMENT OF OPERATIONS
 26    STATEMENT OF CHANGES IN NET ASSETS
 27    FINANCIAL HIGHLIGHTS

 29    NOTES TO FINANCIAL STATEMENTS

       HIGHLIGHTS


 - Stock prices fell in major equity markets during the reporting period, with the S&P 500 showing a total return of -17.83% and the MSCI EAFE showing a total return of -14.20%.

 - The U.S. Federal Reserve Board changed course, dramatically easing monetary policy by 1.50% in the first three months of 2001.

 -     Fixed income markets performed well as interest rates fell.

                                       3
                                                                       [GRAPHIC]


                                              LETTER TO THE SHAREHOLDERS


                                                                 October 9, 2001

DEAR SHAREHOLDER:

We are pleased to present this annual report for the Vista Capital Advantage Variable Annuity and its six individual Portfolios, one or more of which underlies your investment. Inside, you'll find in-depth information on each of these Portfolios, including holdings and an update from the portfolio management team.

You'll note that the year covered by this report ended August 31, 2001. Like people everywhere, we here at JPMorgan Fleming were horrified and saddened by the terrorist attacks on New York City and Washington, D.C. in September. We received the terrible news while we were in the midst of preparing this report. At this time, it is uncertain how the attacks will affect the fixed income and equity markets but we expect to see some volatility, at least for the short term. Clearly, the events of September 11, 2001 have had a dramatic impact on the global economy and financial markets, creating significant uncertainty among investors everywhere. In the individual Portfolio commentaries that follow, the management team will address where each of the Portfolios may be headed in light of these tragic events.

EQUITY MARKET SLUMPS AS U.S. ECONOMY SLOWS

As the reporting period began in September 2000, the formerly red-hot U.S. economy was showing signs of slowing following a series of interest rate increases by the Federal Reserve Board that began in June 1999. The slowdown continued throughout the reporting period and was particularly pronounced in those sectors of the economy that had grown at such an impressive pace in the late 1990s, specifically technology and telecommunications. At their zenith in early 2000, the prices of many of the stocks in these sectors reflected high expectations of continuing and uninterrupted growth in revenue and earnings. As short- and medium-term prospects have progressively dimmed since then, there has been a painful ratcheting down of earnings expectations and valuations. For the reporting year, the NASDAQ Composite Index, home to many of these companies, was down 57.08%.

A broader gauge of the U.S. equity market, the S&P 500 Index, was off 24.38% for the reporting year. Within the S&P 500, value stocks held up fairly well, down 8.19%, compared to a loss of 37.80% for growth stocks. This represented a significant shift in investor preference back towards companies with less volatile flows of revenue and earnings such as those in the pharmaceutical, retail and energy sectors. The latter went through a period of very strong performance in the winter and spring as energy prices reached multi-year highs and rolling energy blackouts hit California.

Small- and mid-cap stocks performed relatively well, with the S&P SmallCap 600 Index showing a gain of 0.54% for the reporting year and the S&P MidCap 400 Index recording a loss of 8.13%.

FIXED INCOME INVESTMENTS GAIN AS FED AGGRESSIVELY CUTS RATES

While the U.S. stock market struggled, bonds showed a positive return and highlighted the importance of diversification for long-term investors. The Lehman Aggregate Index, which includes a variety of long-term Treasury, corporate and government agency bonds, gained 11.48% during the reporting year as the Federal Reserve reversed course on January 3, 2001 and began a policy of aggressive short-term interest rate cuts to spark economic growth. In response, the yield curve steepened, with rates on shorter-term maturities coming down faster than those on longer-term issues as investors attempted to price in the timing of an eventual economic recovery, the potential for inflation down the road and the impact of the Bush tax package.

OVERSEAS STOCKS PERFORM IN LINE WITH U.S.

Overseas stock markets also recorded significant losses during the reporting year as the global economy dealt with the same broad trends as the U.S., namely lower expectations for economic growth and lower earnings for companies in the technology and telecommunications sectors. A broad gauge of foreign stocks, the MSCI EAFE Index, performed in line with the S&P 500, with a loss of 24.08%.

                                       4
[GRAPHIC]

Despite high hopes for reform and a market rally following the surprise election of Prime Minister Koizumi in the spring, Japan was the worst performing major market in dollar terms over the reporting year as the MSCI Japan Index fell 34.94%. European stocks as a group did better, down 21.94%, with the U.K. market outperforming Continental Europe.

THE IMPORTANCE OF A LONG-TERM PERSPECTIVE

As we write today, it is likely that the U.S. economy has entered a recession. However, we note that the Fed and leaders in Washington, as well as central bankers and leaders in Europe and Japan, have shown a willingness to take steps to get economies back on track. While we face uncertainty ahead, the U.S. government's fiscal position is better than it has been in many years, and the economy has yet to feel the full impact of more stimulative monetary and fiscal policies.

We have all felt the loss from the tragic effects of the terrorist attacks. In addition to coping with how these events have affected each of us, we and our many colleagues in the broader financial community have been working to resume the effective functioning of our capital markets. We are confident that the economy and markets will prove strong and durable, and we continue to work to deliver solid risk-adjusted returns to long-term investors in Vista Capital Advantage.

On behalf of everyone here, we thank you for your continued investment and we look forward to helping you reach your most important financial goals.

Sincerely yours,


/s/ GEORGE GATCH

George Gatch
President, JPMorgan Funds

                                       5
                                                                       [GRAPHIC]

GROWTH AND INCOME PORTFOLIO
(UNAUDITED)

THE GROWTH AND INCOME PORTFOLIO SEEKS TO PROVIDE LONG-TERM CAPITAL APPRECIATION AND DIVIDEND INCOME PRIMARILY THROUGH DIVERSIFIED HOLDINGS OF COMMON STOCKS.

HOW THE PORTFOLIO PERFORMED

For the year ended August 31, 2001, the Growth & Income Portfolio had a total return of -17.29%. This compares to a total return of -24.38% for the S&P 500 Index and -8.19% for the S&P 500/BARRA Value Index.

HOW THE PORTFOLIO WAS MANAGED

In the final four months of 2000, the Portfolio benefited from its value orientation as the prospect of slowing economic growth hurt high growth companies trading at expensive multiples while rewarding businesses with steady earnings and relatively inexpensive stock prices.

Moving into 2001, significant price moves in the financial and technology sectors in January caught the Portfolio off balance. These shifts occurred just as the Portfolio was in the process of regaining its sector-neutral position following a rebalancing of its benchmark Index.

The Portfolio's bias towards Wall Street stocks (Morgan Stanley, Merrill Lynch, American Express) over Main Street stocks (regional banks) was detrimental to performance throughout 2001. However, in the final two months of the reporting year, a decision to underweight consumer discretionary stocks in light of falling consumer confidence proved beneficial to performance, as was an overweighting in consumer staples.

The Portfolio was underweight information technology throughout 2001, and this was very positive as the bear market in tech stocks continued. In the final two months of the reporting year, the Portfolio's holdings in the energy sector hurt performance while a slight overweight in healthcare ended up having little impact on relative performance.

LOOKING AHEAD

For most of 2001, the U.S. stock market has been caught in a tug-of-war between the Fed's aggressive easing of monetary policy and a continued downgrading of earnings expectations as the economy slowed. It is possible that the economy had already moved into recession prior to the terrorist attack on September 11, and consumer sentiment and economic activity have fallen sharply since then.

The management team is focused on investing in quality companies with strong balance sheets that are poised to come through the current environment in strong--perhaps even stronger--competitive positions. Sticking to the disciplined process that has proven successful over several market cycles, the management team intends to be opportunistic, taking advantage of any bounce in the market to sell certain traditional "value" companies that may not meet current requirements and use the proceeds to move into names with steadier earnings and better long-term prospects.

LIFE OF PORTFOLIO PERFORMANCE

A $10,000 tax-deferred investment in the Growth and Income Portfolio at NAV (Net Asset Value) would have grown to $18,934 from inception on 3/1/95 through 8/31/01.*

INVESTMENT RESULTS

                      Average Annual Returns as of 8/31/01

      1 year                                                   -17.29%
      5 year                                                     7.25%
      Since Inception (3/1/95)                                  10.32%

[CHART]

                      GROWTH & INCOME                     S&P 500/BARRA
                         PORTFOLIO     S&P 500 INDEX       VALUE INDEX
       3/1/1995           $10,000          $10,000           $10,000
      3/31/1995           $10,270          $10,295           $10,276
      4/30/1995           $10,410          $10,598           $10,614
      5/31/1995           $10,730          $11,021           $11,086
      6/30/1995           $11,000          $11,276           $11,171
      7/31/1995           $11,460          $11,649           $11,556
      8/31/1995           $11,480          $11,679           $11,654
      9/30/1995           $11,710          $12,171           $12,060
     10/31/1995           $11,480          $12,128           $11,872
     11/30/1995           $11,960          $12,659           $12,494
     12/31/1995           $12,150          $12,903           $12,840
      1/31/1996           $12,558          $13,342           $13,224
      2/29/1996           $12,768          $13,466           $13,348
      3/31/1996           $13,019          $13,595           $13,660
      4/30/1996           $13,229          $13,795           $13,800
      5/31/1996           $13,375          $14,150           $14,008
      6/30/1996           $13,344          $14,203           $13,941
      7/31/1996           $12,894          $13,576           $13,353
      8/31/1996           $13,344          $13,862           $13,721
      9/30/1996           $13,941          $14,641           $14,308
     10/31/1996           $14,161          $15,045           $14,793
     11/30/1996           $15,051          $16,181           $15,925
     12/31/1996           $14,769          $15,861           $15,664
      1/31/1997           $15,604          $16,850           $16,386
      2/28/1997           $15,544          $16,983           $16,506
      3/31/1997           $14,900          $16,287           $15,941
      4/30/1997           $15,580          $17,258           $16,539
      5/31/1997           $16,570          $18,312           $17,576
      6/30/1997           $17,214          $19,127           $18,247
      7/31/1997           $18,610          $20,648           $19,707
      8/31/1997           $18,085          $19,491           $18,816
      9/30/1997           $18,932          $20,558           $19,919
     10/31/1997           $18,562          $19,871           $19,186
     11/30/1997           $19,170          $20,791           $19,917
     12/31/1997           $19,437          $21,149           $20,359
      1/31/1998           $19,118          $21,381           $20,109
      2/28/1998           $20,488          $22,923           $21,617
      3/31/1998           $21,429          $24,097           $22,713
      4/30/1998           $21,180          $24,342           $22,981
      5/31/1998           $20,723          $23,924           $22,657
      6/30/1998           $21,097          $24,895           $22,829
      7/31/1998           $20,419          $24,631           $22,334
      8/31/1998           $17,099          $21,072           $18,742
      9/30/1998           $17,984          $22,423           $19,882
     10/31/1998           $19,450          $24,243           $21,439
     11/30/1998           $20,294          $25,712           $22,556
     12/31/1998           $21,483          $27,193           $23,347
      1/31/1999           $21,598          $28,330           $23,819
      2/28/1999           $20,302          $27,449           $23,307
      3/31/1999           $20,761          $28,547           $24,013
      4/30/1999           $22,156          $29,652           $26,083
      5/31/1999           $21,647          $28,952           $25,621
      6/30/1999           $22,550          $30,559           $26,605
      7/31/1999           $21,467          $29,605           $25,786
      8/31/1999           $20,728          $29,457           $25,133
      9/30/1999           $20,055          $28,650           $24,151
     10/31/1999           $20,628          $30,464           $25,513
     11/30/1999           $20,760          $31,082           $25,362
     12/31/1999           $21,493          $32,910           $26,316
      1/31/2000           $21,065          $31,258           $25,479
      2/29/2000           $20,061          $30,667           $23,887
      3/31/2000           $21,936          $33,666           $26,378
      4/30/2000           $21,805          $32,653           $26,201
      5/31/2000           $21,493          $31,984           $26,282
      6/30/2000           $21,295          $32,770           $25,244
      7/31/2000           $21,591          $32,259           $25,749
      8/31/2000           $22,892          $34,262           $27,477
      9/30/2000           $22,185          $32,453           $27,471
     10/31/2000           $22,267          $32,317           $27,985
     11/30/2000           $21,083          $29,770           $26,552
     12/31/2000           $21,740          $29,916           $27,920
      1/31/2001           $21,690          $30,978           $29,098
      2/28/2001           $20,511          $28,156           $27,169
      3/31/2001           $19,531          $26,374           $26,096
      4/30/2001           $20,959          $28,421           $27,865
      5/31/2001           $21,175          $28,611           $28,158
      6/30/2001           $20,345          $27,916           $27,245
      7/31/2001           $20,212          $27,642           $26,774
      8/31/2001           $18,934          $25,915           $25,226

Source for Index returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Standard & Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks and assumes reinvestment of dividends. An individual cannot invest in an index.

The S&P 500/BARRA Value Index contains large U.S. Companies with low price-to-book ratios relative to the S&P 500 Index.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

                                       6
[GRAPHIC]

CAPITAL GROWTH PORTFOLIO
(UNAUDITED)

THE CAPITAL GROWTH PORTFOLIO SEEKS TO PROVIDE LONG-TERM CAPITAL GROWTH PRIMARILY THROUGH DIVERSIFIED HOLDINGS OF COMMON STOCKS.

HOW THE PORTFOLIO PERFORMED

For the year ended August 31, 2001, the Capital Growth Portfolio had a total return of -10.77%. This compares to a total return of -8.13% for the S&P MidCap 400 Index and -12.97% for the Russell 2000 Index.

HOW THE PORTFOLIO WAS MANAGED

In the last four months of 2001, the Portfolio benefited as concerns about the economy helped mid-cap stocks, which were seen as having generally stronger earnings growth characteristics.

Moving into 2001, the management team began to adopt a rather defensive bias, and this has helped overall Portfolio performance. As companies cut earning estimates throughout the year, the resulting positioning in companies with stable earnings has proved beneficial, as has a preference for regional banks within the financial services sector. After having been hurt by technology holdings in the final part of 2000, the Portfolio has been underweight year-to-date in 2001, and this has obviously supported performance given the sharp downward movement in tech stock prices.

Two sectors in which the Portfolio was particularly well positioned were health care and energy. The Portfolio owned two energy companies that were taken over at relatively good premiums, Triton and Tosco.

In the final two months of the period, the Portfolio held up quite well, continuing to outperform its benchmark. However, it was hurt by holdings in consumer discretionary stocks which, despite traditionally doing well when the Fed eases, were hit quite hard as consumer confidence fell following the events of September 11, 2001.

LOOKING AHEAD

For most of 2001, the U.S. stock market has been caught in a tug-of-war between the Fed's aggressive easing of monetary policy and a continued downgrading of earnings expectations as the economy slowed. It is possible that the economy had already moved into recession prior to the terrorist attack on September 11, and clearly consumer sentiment and economic activity have fallen sharply since then.

The defensive bias the management team adopted early in 2001 continues. The management team is focused on investing in quality companies with strong balance sheets that are poised to come through the current environment in strong--perhaps even stronger--competitive positions. Sticking to the disciplined process that has proven successful over several market cycles, the management team intends to be opportunistic, taking advantage of any bounce in the market to sell certain traditional "value" companies that may not meet current requirements and use the proceeds to move into names with steadier earnings and better long-term prospects.

LIFE OF PORTFOLIO PERFORMANCE

A $10,000 tax-deferred investment in the Capital Growth Portfolio at NAV (Net Asset Value) would have grown to $22,590 from inception on 3/1/95 through 8/31/01.*

INVESTMENT RESULTS

                      Average Annual Returns as of 8/31/01

       1 year                                                   -10.77%
       5 year                                                     9.67%
       Since Inception (3/1/95)                                  13.35%

[CHART]

                          CAPITAL         RUSSELL     S&P MIDCAP
                     GROWTH PORTFOLIO    2000 INDEX   400 INDEX
       3/1/1995           $10,000         $10,000      $10,000
      3/31/1995           $10,350         $10,172      $10,164
      4/30/1995           $10,470         $10,398      $10,377
      5/31/1995           $10,870         $10,577      $10,628
      6/30/1995           $11,140         $11,126      $11,060
      7/31/1995           $11,830         $11,766      $11,635
      8/31/1995           $11,900         $12,010      $11,853
      9/30/1995           $12,090         $12,225      $12,140
     10/31/1995           $11,660         $11,679      $11,828
     11/30/1995           $12,220         $12,169      $12,345
     12/31/1995           $12,707         $12,490      $12,314
      1/31/1996           $12,872         $12,477      $12,492
      2/29/1996           $13,077         $12,866      $12,917
      3/31/1996           $13,674         $13,132      $13,072
      4/30/1996           $14,364         $13,835      $13,471
      5/31/1996           $14,785         $14,380      $13,652
      6/30/1996           $14,405         $13,789      $13,448
      7/31/1996           $13,571         $12,585      $12,537
      8/31/1996           $14,240         $13,316      $13,261
      9/30/1996           $14,960         $13,837      $13,839
     10/31/1996           $14,765         $13,624      $13,879
     11/30/1996           $15,526         $14,185      $14,660
     12/31/1996           $15,670         $14,557      $14,676
      1/31/1997           $16,284         $14,848      $15,227
      2/28/1997           $16,041         $14,489      $15,102
      3/31/1997           $15,276         $13,805      $14,459
      4/30/1997           $15,404         $13,843      $14,833
      5/31/1997           $16,493         $15,383      $16,130
      6/30/1997           $17,141         $16,043      $16,583
      7/31/1997           $18,322         $16,789      $18,224
      8/31/1997           $18,123         $17,173      $18,203
      9/30/1997           $19,069         $18,430      $19,249
     10/31/1997           $18,485         $17,621      $18,412
     11/30/1997           $18,707         $17,507      $18,684
     12/31/1997           $18,904         $17,813      $19,409
      1/31/1998           $18,904         $17,531      $19,041
      2/28/1998           $20,287         $18,829      $20,617
      3/31/1998           $20,998         $19,605      $21,547
      4/30/1998           $20,921         $19,712      $21,941
      5/31/1998           $20,003         $18,650      $20,954
      6/30/1998           $20,184         $18,689      $21,086
      7/31/1998           $18,865         $17,175      $20,268
      8/31/1998           $15,154         $13,840      $16,496
      9/30/1998           $15,904         $14,923      $18,035
     10/31/1998           $17,236         $15,532      $19,647
     11/30/1998           $17,779         $16,346      $20,628
     12/31/1998           $18,667         $17,358      $23,120
      1/31/1999           $18,365         $17,589      $22,220
      2/28/1999           $17,645         $16,164      $21,056
      3/31/1999           $18,509         $16,416      $21,645
      4/30/1999           $18,811         $17,887      $23,351
      5/31/1999           $19,185         $18,148      $23,454
      6/30/1999           $20,337         $18,969      $24,706
      7/31/1999           $20,121         $18,449      $24,183
      8/31/1999           $19,790         $17,766      $23,356
      9/30/1999           $19,315         $17,770      $22,634
     10/31/1999           $19,790         $17,841      $23,788
     11/30/1999           $20,322         $18,505      $25,037
     12/31/1999           $21,450         $20,599      $26,524
      1/31/2000           $20,519         $20,268      $25,776
      2/29/2000           $21,869         $23,614      $27,581
      3/31/2000           $23,483         $22,058      $29,889
      4/30/2000           $23,312         $20,730      $28,846
      5/31/2000           $22,272         $19,615      $28,485
      6/30/2000           $22,862         $21,325      $28,904
      7/31/2000           $22,801         $20,638      $29,361
      8/31/2000           $25,316         $22,213      $32,640
      9/30/2000           $24,789         $21,560      $32,418
     10/31/2000           $24,571         $20,598      $31,319
     11/30/2000           $22,600         $18,483      $28,955
     12/31/2000           $24,551         $20,071      $31,170
      1/31/2001           $24,718         $21,116      $31,865
      2/28/2001           $23,453         $19,731      $30,046
      3/31/2001           $21,727         $18,766      $27,813
      4/30/2001           $23,487         $20,234      $30,881
      5/31/2001           $23,936         $20,732      $31,600
      6/30/2001           $23,737         $21,465      $31,474
      7/31/2001           $23,338         $20,304      $31,005
      8/31/2001           $22,590         $19,648      $29,991

Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Russell 2000 Index is unmanaged and tracks the shares of 2000 small-capitalization companies. Figures include the reinvestment of dividends. An individual cannot invest in an index.

The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

                                       7
                                                                       [GRAPHIC]

INTERNATIONAL EQUITY PORTFOLIO
(UNAUDITED)

THE INTERNATIONAL EQUITY PORTFOLIO SEEKS TO PROVIDE A TOTAL RETURN ON ASSETS FROM LONG-TERM GROWTH OF CAPITAL AND FROM INCOME PRINCIPALLY THROUGH DIVERSIFIED HOLDINGS OF THE STOCKS OF ESTABLISHED FOREIGN COMPANIES OUTSIDE THE UNITED STATES.

HOW THE PORTFOLIO PERFORMED

For the year ended August 31, 2001, the International Equity Portfolio had a total return of -24.76%. This compares to a total return of -24.08% for the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index.

HOW THE PORTFOLIO WAS MANAGED

Throughout the reporting period, the Portfolio's strategy remained focused on stock selection, utilizing three levels of decision-making. The first consists of regional specialists, who rank individual stocks within their geographic region. The second is made up of global sector specialists, who make judgments on stocks recommended by regional specialists on a global level, for instance comparing BMW in Germany and Toyota in Japan to help identify the best company in the global automotive industry. Finally, a London-based team of our most experienced analysts makes final portfolio construction decisions to ensure that total portfolio risk is understood and controlled. As a result of this process, greater than 70% of the Portfolio's "risk budget" will be deployed in the selection of individual stocks, while sector and regional risk are residual factors. This ensures that the manager's key strength in stock selection is what continues to drive returns.

Throughout the reporting year, the result of individual stock decisions led to an overweight position in Europe relative to Japan. Within Europe, the Portfolio was generally more concentrated than the Index in the United Kingdom and was underweight continental European issues, particularly the incumbent telecommunications companies which are so heavily weighted in the Index. While many holdings experienced drops in stock prices as a result of lower earnings expectations, the management team attempted to look beyond the short-term downgrades and focus instead on those companies that were building market share through product innovation and volume growth despite the difficult economic environment. Nokia, for instance, is a holding that has suffered along with the entire telecommunications equipment sector over the past year, but has done well relative to its peers. The company has been able to build market share and, as such, a stronger base for the future.

With regard to Japan, the management team was very wary of banks and "sunset" businesses such as construction companies and steel producers, while favoring technology companies whose future prospects appear much more favorable.

In the summer, the management team had adjusted to a more defensive posture given the expectation of a reduction in economic activity. As such, the portfolio ended the period with a lower weighting to stocks dependent on the consumer and towards areas with more stable earnings, including those in the financial services, healthcare and basic materials sectors.

LIFE OF PORTFOLIO PERFORMANCE

A $10,000 tax-deferred investment in the International Equity Portfolio at NAV (Net Asset Value) would have grown to $13,361 from inception on 3/1/95 through 8/31/01.*

INVESTMENT RESULTS

                      Average Annual Returns as of 8/31/01

       1 year                                                   -24.76%
       5 year                                                     3.68%
       Since Inception (3/1/95)                                   4.56%

[CHART]

                      INTERNATIONAL         MSCI
                     EQUITY PORTFOLIO    EAFE INDEX
       3/1/1995           $10,000          $10,000
      3/31/1995           $10,180          $10,627
      4/30/1995           $10,350          $11,030
      5/31/1995           $10,480          $10,901
      6/30/1995           $10,470          $10,712
      7/31/1995           $11,010          $11,382
      8/31/1995           $10,890          $10,950
      9/30/1995           $11,070          $11,167
     10/31/1995           $10,910          $10,870
     11/30/1995           $10,870          $11,176
     12/31/1995           $10,890          $11,628
      1/31/1996           $11,059          $11,678
      2/29/1996           $11,132          $11,720
      3/31/1996           $11,427          $11,972
      4/30/1996           $11,754          $12,323
      5/31/1996           $11,617          $12,099
      6/30/1996           $11,680          $12,170
      7/31/1996           $11,122          $11,817
      8/31/1996           $11,153          $11,845
      9/30/1996           $11,448          $12,163
     10/31/1996           $11,301          $12,041
     11/30/1996           $11,690          $12,523
     12/31/1996           $11,648          $12,365
      1/31/1997           $11,533          $11,935
      2/28/1997           $11,799          $12,133
      3/31/1997           $11,752          $12,180
      4/30/1997           $11,729          $12,247
      5/31/1997           $12,215          $13,047
      6/30/1997           $12,688          $13,770
      7/31/1997           $13,289          $13,996
      8/31/1997           $12,076          $12,953
      9/30/1997           $12,735          $13,681
     10/31/1997           $11,729          $12,633
     11/30/1997           $11,660          $12,507
     12/31/1997           $11,816          $12,619
      1/31/1998           $12,097          $13,200
      2/28/1998           $12,868          $14,050
      3/31/1998           $13,443          $14,485
      4/30/1998           $13,748          $14,603
      5/31/1998           $13,797          $14,535
      6/30/1998           $13,626          $14,649
      7/31/1998           $14,018          $14,801
      8/31/1998           $11,779          $12,970
      9/30/1998           $11,155          $12,576
     10/31/1998           $11,877          $13,890
     11/30/1998           $12,428          $14,605
     12/31/1998           $12,887          $15,185
      1/31/1999           $13,678          $15,144
      2/28/1999           $13,133          $14,787
      3/31/1999           $13,418          $15,408
      4/30/1999           $14,041          $16,035
      5/31/1999           $13,237          $15,212
      6/30/1999           $13,755          $15,809
      7/31/1999           $14,442          $16,283
      8/31/1999           $14,728          $16,347
      9/30/1999           $14,819          $16,515
     10/31/1999           $15,351          $17,138
     11/30/1999           $17,218          $17,737
     12/31/1999           $19,549          $19,332
      1/31/2000           $18,921          $18,106
      2/29/2000           $20,416          $18,597
      3/31/2000           $20,402          $19,322
      4/30/2000           $18,947          $18,310
      5/31/2000           $18,080          $17,867
      6/30/2000           $18,506          $18,569
      7/31/2000           $17,651          $17,795
      8/31/2000           $17,758          $17,953
      9/30/2000           $16,663          $17,082
     10/31/2000           $16,196          $16,682
     11/30/2000           $15,768          $16,060
     12/31/2000           $16,281          $16,635
      1/31/2001           $16,265          $16,645
      2/28/2001           $14,989          $15,405
      3/31/2001           $14,066          $14,362
      4/30/2001           $15,039          $15,352
      5/31/2001           $14,603          $14,787
      6/30/2001           $14,016          $14,182
      7/31/2001           $13,680          $13,939
      8/31/2001           $13,361          $13,590

Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The MSCI EAFE Index is unmanaged, is a replica (or model) of the performance of the European, Australian and Far Eastern equity markets, and assumes the reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

                                       8
[GRAPHIC]

LOOKING AHEAD

Prior to the tragedy on September 11, a great deal of market volatility was caused by the cross-currents of easier monetary policy and the downgrading of corporate earnings expectations. Even as central bankers added liquidity into the system, the management team felt that earnings forecasts for 2002 were still too high and, therefore, focused on quality of earnings and the ability to sustain them at this point in the economic cycle.

The difficult environment that caused this defensive positioning was exacerbated by the event of the terrorist attack. Negative earnings announcements and poor consumer sentiment will continue to cast a shadow over markets in the near term. Therefore, the management team intends to remain focused on quality of earnings and to look forward to the period when markets stabilize and recover. It is anticipated that the bias towards Europe over Japan will continue until economy-wide restructuring becomes more evident in Japan. Within Europe, while the defensive qualities of the U.K. market continue to stand out, the management team intends in due course to shift the focus to the continent as individual company prospects improve. On an opportunistic basis, the management team will continue to invest in stocks in the Pacific ex-Japan and in specific emerging markets companies which compete effectively on the global stage.

                                       9
                                                                       [GRAPHIC]

ASSET ALLOCATION PORTFOLIO
(UNAUDITED)

THE ASSET ALLOCATION PORTFOLIO SEEKS TO PROVIDE MAXIMUM RETURN THROUGH A COMBINATION OF LONG-TERM CAPITAL GROWTH AND CURRENT INCOME BY INVESTING IN COMMON STOCKS, CONVERTIBLE SECURITIES AND GOVERNMENT AND CORPORATE FIXED-INCOME OBLIGATIONS.

HOW THE PORTFOLIO PERFORMED

For the year ended August 31, 2001, the Asset Allocation Portfolio had a total return of -15.20%. This compares to a one-year return of -11.03% for a blended benchmark consisting of the S&P 500 (60%) and the Lehman Government Bond Index (40%).

HOW THE PORTFOLIO WAS MANAGED

The Portfolio was hurt in the latter part of 2000 from its exposure to the technology sector, with warnings from many companies on the state of their orders as well as analysts' downgrades, which caused almost indiscriminate selling. Moving into 2001, significant price moves in the financial and technology sectors in January caught the Portfolio off balance. These shifts occurred just as the Portfolio was in the process of regaining its sector-neutral position following a rebalancing of its benchmark Index.

The Portfolio's bias towards Wall Street stocks (Morgan Stanley, Merrill Lynch, American Express) over Main Street stocks (regional banks) was detrimental to performance throughout 2001. However, in the final two months of the reporting year, a decision to underweight consumer discretionary stocks in light of falling consumer confidence proved beneficial to performance, as did an overweighting in consumer staples. The Portfolio was underweight information technology throughout 2001, and this was very positive as the bear market in tech stocks continued. In the final two months of the reporting year, the Portfolio's holdings in the energy sector caused performance to suffer while a slight overweight in healthcare ended up having little impact on relative performance.

Throughout the reporting year, the negative impact of the performance of the U.S. equity markets was somewhat offset by the positive returns of the Portfolio's fixed income holdings. Excellent yield curve strategy was the key to the fixed income portion of the Portfolio's strong performance in the latter part of 2000. When it became clear to the management team that the Fed would have to step in and cut short-term rates to prop up the sagging economy, the Portfolio was adjusted to benefit from a steepening yield curve, focusing on two- and five-year securities.

The Portfolio began extending duration in late 2000 and extended further in early 2001 to gain and maintain a significantly longer than benchmark duration in anticipation of further Fed moves to lower interest rates. As threats to the economy appeared to moderate in the spring of 2001, duration was scaled back to neutral in the second quarter. With falling interest rates leading to concerns about refinancing and new issue supply, the Portfolio maintained relatively low exposure to the residential mortgage sector through the end of the current reporting period.

Throughout the year, the Portfolio's yield was higher than that of its Index as the mix of investments had lower-than-index exposure to Treasuries and was more highly concentrated in government agency securities, and some mortgages.

LOOKING AHEAD

The management team is focused on investing in quality companies with strong balance sheets that are poised to come through the current environment in strong--perhaps even stronger--competitive positions. Sticking to the disciplined process that has proven successful over several market cycles, the management team intends to be opportunistic, taking advantage of any bounce in the market to sell certain traditional "value" companies that may not meet current requirements and use the proceeds to move into names with steadier earnings and better long-term prospects.

On the fixed income side, it is likely that the Fed will lower the Fed Funds rate to the 2% to 2.5% range by the first quarter of 2002, and the government will provide substantial fiscal stimulus in the form of funding for rebuilding and increased military spending. The yield curve will likely continue to steepen with short- and intermediate-term rates declining further. The Portfolio entered September with modestly long duration positions concentrated in shorter maturities and extended these positions as events unfolded during the month. In an uncertain market, future Portfolio shifts will be determined by our active strategies in pursuit of performance through a mix of current income and capital appreciation.

                                       10
[GRAPHIC]

LIFE OF PORTFOLIO PERFORMANCE

A $10,000 tax-deferred investment in the Asset Allocation Portfolio at NAV (Net Asset Value) would have grown to $15,560 from inception on 3/1/95 through 8/31/01.*

INVESTMENT RESULTS

                      Average Annual Returns as of 8/31/01

       1 year                                                   -15.20%
       5 year                                                     4.91%
       Since Inception (3/1/95)                                   7.04%

[CHART]

                                          60% S&P 500/
                     ASSET ALLOCATION      40% LEHMAN         S&P 500    LEHMAN AGGREGATE   LEHMAN GOV'T/
                         PORTFOLIO      GOV'T BOND INDEX       INDEX        BOND INDEX       CREDIT INDEX
       3/1/1995           $10,000             $10,000         $10,000         $10,000           $10,000
      3/31/1995           $10,160             $10,202         $10,295         $10,061           $10,067
      4/30/1995           $10,270             $10,436         $10,598         $10,202           $10,208
      5/31/1995           $10,570             $10,854         $11,021         $10,597           $10,636
      6/30/1995           $10,730             $11,038         $11,276         $10,674           $10,721
      7/31/1995           $10,980             $11,241         $11,649         $10,651           $10,679
      8/31/1995           $11,040             $11,311         $11,679         $10,779           $10,816
      9/30/1995           $11,200             $11,641         $12,171         $10,884           $10,926
     10/31/1995           $11,120             $11,686         $12,128         $11,025           $11,087
     11/30/1995           $11,440             $12,067         $12,659         $11,191           $11,269
     12/31/1995           $11,595             $12,275         $12,903         $11,348           $11,435
      1/31/1996           $11,880             $12,555         $13,342         $11,422           $11,506
      2/29/1996           $11,935             $12,523         $13,466         $11,224           $11,262
      3/31/1996           $12,045             $12,553         $13,595         $11,145           $11,168
      4/30/1996           $12,133             $12,631         $13,795         $11,083           $11,090
      5/31/1996           $12,199             $12,818         $14,150         $11,061           $11,072
      6/30/1996           $12,232             $12,913         $14,203         $11,209           $11,219
      7/31/1996           $12,001             $12,583         $13,576         $11,239           $11,245
      8/31/1996           $12,243             $12,732         $13,862         $11,220           $11,217
      9/30/1996           $12,627             $13,245         $14,641         $11,415           $11,416
     10/31/1996           $12,836             $13,581         $15,045         $11,669           $11,682
     11/30/1996           $13,363             $14,291         $16,181         $11,868           $11,897
     12/31/1996           $13,220             $14,063         $15,861         $11,758           $11,765
      1/31/1997           $13,596             $14,596         $16,850         $11,794           $11,779
      2/28/1997           $13,557             $14,673         $16,983         $11,824           $11,804
      3/31/1997           $13,194             $14,250         $16,287         $11,692           $11,663
      4/30/1997           $13,596             $14,842         $17,258         $11,868           $11,834
      5/31/1997           $14,102             $15,437         $18,312         $11,981           $11,944
      6/30/1997           $14,466             $15,918         $19,127         $12,123           $12,087
      7/31/1997           $15,322             $16,858         $20,648         $12,450           $12,457
      8/31/1997           $15,010             $16,225         $19,491         $12,345           $12,317
      9/30/1997           $15,464             $16,855         $20,558         $12,526           $12,511
     10/31/1997           $15,361             $16,634         $19,871         $12,708           $12,711
     11/30/1997           $15,646             $17,130         $20,791         $12,766           $12,778
     12/31/1997           $15,822             $17,378         $21,149         $12,895           $12,913
      1/31/1998           $15,723             $17,597         $21,381         $13,060           $13,095
      2/28/1998           $16,358             $18,340         $22,923         $13,050           $13,068
      3/31/1998           $16,809             $18,924         $24,097         $13,094           $13,109
      4/30/1998           $16,767             $19,073         $24,342         $13,162           $13,175
      5/31/1998           $16,640             $18,955         $23,924         $13,287           $13,315
      6/30/1998           $16,880             $19,503         $24,895         $13,400           $13,451
      7/31/1998           $16,513             $19,391         $24,631         $13,428           $13,462
      8/31/1998           $15,004             $17,912         $21,072         $13,647           $13,725
      9/30/1998           $15,568             $18,794         $22,423         $13,966           $14,117
     10/31/1998           $16,259             $19,684         $24,243         $13,892           $14,017
     11/30/1998           $16,682             $20,402         $25,712         $13,972           $14,101
     12/31/1998           $17,288             $21,125         $27,193         $14,014           $14,136
      1/31/1999           $17,366             $21,704         $28,330         $14,113           $14,237
      2/28/1999           $16,646             $21,092         $27,449         $13,866           $13,898
      3/31/1999           $16,912             $21,631         $28,547         $13,942           $13,967
      4/30/1999           $17,554             $22,154         $29,652         $13,987           $14,002
      5/31/1999           $17,257             $21,762         $28,952         $13,864           $13,858
      6/30/1999           $17,601             $22,469         $30,559         $13,819           $13,815
      7/31/1999           $17,116             $22,035         $29,605         $13,760           $13,776
      8/31/1999           $16,787             $21,969         $29,457         $13,753           $13,765
      9/30/1999           $16,584             $21,679         $28,650         $13,913           $13,889
     10/31/1999           $16,834             $22,641         $30,464         $13,964           $13,925
     11/30/1999           $16,755             $22,904         $31,082         $13,963           $13,917
     12/31/1999           $17,375             $23,653         $32,910         $13,896           $13,832
      1/31/2000           $16,937             $22,953         $31,258         $13,850           $13,828
      2/29/2000           $16,937             $22,824         $30,667         $14,018           $14,001
      3/31/2000           $17,992             $24,324         $33,666         $14,203           $14,204
      4/30/2000           $17,604             $23,857         $32,653         $14,161           $14,134
      5/31/2000           $17,084             $23,569         $31,984         $14,154           $14,121
      6/30/2000           $17,701             $24,085         $32,770         $14,449           $14,410
      7/31/2000           $17,717             $23,953         $32,259         $14,580           $14,562
      8/31/2000           $18,349             $24,987         $34,262         $14,792           $14,768
      9/30/2000           $17,652             $24,225         $32,453         $14,885           $14,824
     10/31/2000           $17,539             $24,257         $32,317         $14,983           $14,917
     11/30/2000           $16,711             $23,301         $29,770         $15,229           $15,172
     12/31/2000           $16,759             $23,555         $29,916         $15,512           $15,471
      1/31/2001           $17,110             $24,152         $30,978         $15,766           $15,731
      2/28/2001           $16,209             $22,942         $28,156         $15,904           $15,893
      3/31/2001           $15,593             $22,103         $26,374         $15,983           $15,966
      4/30/2001           $16,276             $23,041         $28,421         $15,916           $15,846
      5/31/2001           $16,276             $23,165         $28,611         $16,011           $15,938
      6/30/2001           $16,026             $22,869         $27,916         $16,072           $16,015
      7/31/2001           $16,109             $22,954         $27,642         $16,432           $16,414
      8/31/2001           $15,560             $22,208         $25,915         $16,621           $16,624

Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Standard & Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks and assumes reinvestment of all dividends.

The unmanaged Lehman Government Bond Index includes the Treasury Bond Index and the Agency Bond Index. Maturities range from 1 to 20 years. An individual cannot invest in an index.

The Lehman Aggregate Bond Index is composed of the Lehman Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The index is unmanaged and reflects reinvestment of dividends. An individual cannot invest in the index.

The Lehman Gov't./Credit Index includes the government and corporate bond indices, including U.S. government and treasury agency securities, corporate and Yankee bonds. Investors cannot invest directly in an index.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

                                       11
                                                                       [GRAPHIC]

U.S. GOVERNMENT INCOME PORTFOLIO
(UNAUDITED)

THE U.S. GOVERNMENT INCOME PORTFOLIO SEEKS TO PROVIDE MONTHLY DIVIDENDS AS WELL AS TO PRESERVE PRINCIPAL.

HOW THE PORTFOLIO PERFORMED

For the year ended August 31, 2001, the U.S. Government Income Portfolio had a total return of 10.64%. This compares to a total return of 11.48% for the Lehman Intermediate Government Bond Index.

HOW THE PORTFOLIO WAS MANAGED

Excellent yield curve strategy was the key to the Portfolio's strong performance in the latter part of 2000. When it became clear to the management team that the Fed would have to step in and cut short-term rates to prop up the sagging economy, the Portfolio was adjusted to benefit from a steepening yield curve, focusing on two- and five-year securities.

The Portfolio began extending duration in late 2000 and extended further in early 2001 to gain and maintain a significantly longer-than-benchmark duration in anticipation of further Fed moves to lower interest rates. As threats to the economy appeared to moderate in the spring of 2001, duration was scaled back to neutral in the second quarter. With falling interest rates leading to concerns about refinancing and new issue supply, the Portfolio maintained relatively low exposure to the residential mortgage sector through the end of the current reporting period.

Throughout 2001, the Portfolio's yield was higher than that of its benchmark as the mix of investments had lower-than-index exposure to Treasuries and was more highly concentrated in government agency securities, and some mortgages.

LOOKING AHEAD

With most components of the U.S. economy already being very weak, the incremental impact of the events of September 11 will likely be significant. Growing labor and equity market weakness had already begun to affect the vulnerable consumer sector, and it is likely that the economy has moved into recession. Both the Fed and our leaders in Washington have clearly stated that they will do whatever is necessary to stabilize the economy, rebuild and effectively address the terrorist threat. It is likely that the Fed will lower the Fed Funds rate to the 2% to 2.5% range by the first quarter of 2002, and the government will provide substantial fiscal stimulus in the form of funding for rebuilding and increased military spending. The yield curve will likely continue to steepen with short- and intermediate-term rates declining further.

The Portfolio entered September with modestly long duration positions concentrated in shorter maturities and extended these positions as events unfolded during the month. In an uncertain market, future Portfolio shifts will be determined by our active strategies in pursuit of performance through a mix of current income and capital appreciation.

LIFE OF PORTFOLIO PERFORMANCE

A $10,000 tax-deferred investment in the U.S. Government Income Portfolio at NAV (Net Asset Value) would have grown to $15,537 from inception on 3/1/95 through 8/31/01.*

INVESTMENT RESULTS

                      Average Annual Returns as of 8/31/01

       1 year                                                    10.64%
       5 year                                                     7.21%
       Since Inception (3/1/95)                                   7.01%

[CHART]

                      U.S. GOVERNMENT     LEHMAN INTERMEDIATE    LEHMAN U.S. GOV'T       LIPPER GENERAL
                     INCOME PORTFOLIO    U.S. GOV'T BOND INDEX      BOND INDEX       U.S. GOV'T FUNDS INDEX
       3/1/1995           $10,000                $10,000              $10,000                $10,000
      3/31/1995           $10,050                $10,055              $10,063                $10,046
      4/30/1995           $10,170                $10,172              $10,195                $10,170
      5/31/1995           $10,550                $10,458              $10,606                $10,539
      6/30/1995           $10,620                $10,525              $10,687                $10,602
      7/31/1995           $10,570                $10,531              $10,648                $10,565
      8/31/1995           $10,690                $10,618              $10,773                $10,688
      9/30/1995           $10,800                $10,689              $10,877                $10,789
     10/31/1995           $10,950                $10,807              $11,042                $10,931
     11/30/1995           $11,100                $10,939              $11,214                $11,085
     12/31/1995           $11,235                $11,047              $11,374                $11,240
      1/31/1996           $11,292                $11,140              $11,443                $11,297
      2/29/1996           $11,028                $11,022              $11,210                $11,065
      3/31/1996           $10,924                $10,971              $11,115                $10,972
      4/30/1996           $10,855                $10,939              $11,044                $10,897
      5/31/1996           $10,820                $10,934              $11,026                $10,856
      6/30/1996           $10,970                $11,045              $11,168                $10,982
      7/31/1996           $10,993                $11,079              $11,196                $11,003
      8/31/1996           $10,970                $11,092              $11,171                $10,975
      9/30/1996           $11,131                $11,235              $11,357                $11,159
     10/31/1996           $11,350                $11,419              $11,606                $11,401
     11/30/1996           $11,522                $11,557              $11,808                $11,602
     12/31/1996           $11,430                $11,495              $11,688                $11,482
      1/31/1997           $11,456                $11,538              $11,701                $11,506
      2/28/1997           $11,430                $11,557              $11,717                $11,530
      3/31/1997           $11,304                $11,491              $11,593                $11,394
      4/30/1997           $11,468                $11,621              $11,760                $11,563
      5/31/1997           $11,557                $11,711              $11,861                $11,659
      6/30/1997           $11,683                $11,812              $11,994                $11,797
      7/31/1997           $11,998                $12,030              $12,334                $12,122
      8/31/1997           $11,859                $11,984              $12,212                $11,996
      9/30/1997           $12,049                $12,114              $12,396                $12,180
     10/31/1997           $12,238                $12,256              $12,610                $12,359
     11/30/1997           $12,288                $12,283              $12,674                $12,403
     12/31/1997           $12,397                $12,383              $12,807                $12,528
      1/31/1998           $12,527                $12,544              $12,999                $12,688
      2/28/1998           $12,527                $12,530              $12,964                $12,663
      3/31/1998           $12,566                $12,569              $13,001                $12,695
      4/30/1998           $12,618                $12,629              $13,059                $12,745
      5/31/1998           $12,735                $12,716              $13,194                $12,863
      6/30/1998           $12,879                $12,801              $13,344                $12,972
      7/31/1998           $12,892                $12,850              $13,364                $12,992
      8/31/1998           $13,178                $13,093              $13,712                $13,247
      9/30/1998           $13,478                $13,398              $14,082                $13,546
     10/31/1998           $13,399                $13,421              $14,034                $13,446
     11/30/1998           $13,439                $13,379              $14,038                $13,475
     12/31/1998           $13,465                $13,431              $14,069                $13,512
      1/31/1999           $13,519                $13,492              $14,151                $13,589
      2/28/1999           $13,191                $13,307              $13,814                $13,295
      3/31/1999           $13,245                $13,395              $13,868                $13,363
      4/30/1999           $13,273                $13,431              $13,900                $13,398
      5/31/1999           $13,122                $13,349              $13,777                $13,250
      6/30/1999           $13,067                $13,368              $13,750                $13,181
      7/31/1999           $13,040                $13,369              $13,729                $13,106
      8/31/1999           $13,026                $13,388              $13,729                $13,071
      9/30/1999           $13,136                $13,503              $13,840                $13,232
     10/31/1999           $13,176                $13,530              $14,062                $13,253
     11/30/1999           $13,136                $13,539              $14,042                $13,241
     12/31/1999           $13,091                $13,497              $13,951                $13,151
      1/31/2000           $13,105                $13,451              $13,970                $13,110
      2/29/2000           $13,284                $13,563              $14,169                $13,277
      3/31/2000           $13,521                $13,718              $14,418                $13,476
      4/30/2000           $13,492                $13,712              $14,378                $13,426
      5/31/2000           $13,506                $13,749              $14,386                $13,411
      6/30/2000           $13,729                $13,968              $14,642                $13,681
      7/31/2000           $13,849                $14,060              $14,784                $13,786
      8/31/2000           $14,043                $14,217              $15,003                $13,998
      9/30/2000           $14,073                $14,341              $15,047                $14,050
     10/31/2000           $14,192                $14,440              $15,191                $14,163
     11/30/2000           $14,490                $14,652              $15,490                $14,436
     12/31/2000           $14,758                $14,910              $15,799                $14,712
      1/31/2001           $14,915                $15,109              $15,958                $14,875
      2/28/2001           $15,069                $15,248              $16,140                $15,021
      3/31/2001           $15,084                $15,357              $16,197                $15,058
      4/30/2001           $14,897                $15,308              $16,031                $14,930
      5/31/2001           $14,943                $15,371              $16,084                $15,000
      6/30/2001           $15,006                $15,420              $16,158                $15,050
      7/31/2001           $15,365                $15,709              $16,546                $15,401
      8/31/2001           $15,537                $15,848              $16,751                $15,573

Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95 and shows changes in Net Asset Value, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The unmanaged Lehman Intermediate U.S. Government Bond Index includes bonds with 1 to 10 year maturities and assumes the reinvestment of dividends. An individual cannot invest in an index.

The Lehman U.S. Government Bond Index is composed of the U.S. Treasury Bond Index and the Agency Bond Index and includes U.S. Treasury and Agency bond issues. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in an index.

The Lipper General U.S. Government Funds Index represents the performance of the 30 largest funds that invest in U.S. Government Securities. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

                                       12
[GRAPHIC]

MONEY MARKET PORTFOLIO
(UNAUDITED)

THE MONEY MARKET PORTFOLIO SEEKS TO PROVIDE MAXIMUM CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY.

HOW THE PORTFOLIO PERFORMED

For the year ended August 31, 2001, the Money Market Portfolio had a total return of 5.05% and, at the end of the year, had a 7-day SEC Yield (including waivers) of 3.20%.

HOW THE PORTFOLIO WAS MANAGED

Short-term fixed income securities generally gained ground in late 2000 in light of the uncertain prospects for the U.S. economy. Economic data pointing to a cooling economy led the management team to maintain its weighted average maturity, and this contributed to performance.

When the Fed began its series of aggressive short-term interest rate cuts on January 3, 2001, the management team continued the policy it had begun in late 2000 of adding to weighted average maturity in the belief that the Fed was in the midst of a multi-step easing process. As such, for the remainder of the reporting period, the Portfolio was generally positioned for lower short-term rates with a longer-than-benchmark duration and a bias towards yield curve steepening.

LOOKING AHEAD

With most components of the U.S. economy already being very weak, the incremental impact of the events of September 11 will likely be significant. Growing labor and equity market weakness had already begun to affect the vulnerable consumer sector, and it is likely that the economy had moved into recession. Both the Fed and our leaders in Washington have clearly stated that they will do whatever is necessary to stabilize the economy, rebuild and effectively address the terrorist threat. It is likely that the Fed will lower the Fed Funds rate to the 2% to 2.5% range by the first quarter of 2002, and the government will provide substantial fiscal stimulus in the form of funding for rebuilding and increased military spending. The yield curve will likely continue to steepen with short- and intermediate-term rates declining further. The Portfolio will continue to be managed with an eye on economic growth and potential Fed moves.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH PORTFOLIO SHARES STRIVE TO PRESERVE THE VALUE OF THE INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS PORTFOLIO.

WITHDRAWALS PRIOR TO AGE 59 1/2 FROM THE VISTA CAPITAL ADVANTAGE VARIABLE ANNUITY MAY BE SUBJECT TO A 10% IRS TAX PENALTY, AND ARE TAXED AS ORDINARY INCOME.

                                       13
                                                                       [GRAPHIC]

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS AUGUST 31, 2001

SHARES                             ISSUER                              VALUE
------                             ------                              -----
          LONG-TERM INVESTMENTS--99.4%
          COMMON STOCK--99.4%
          AEROSPACE--1.2%
  2,675     BOEING CO.                                               $   136,960
                                                                     -----------
          AUTOMOTIVE--2.8%
 11,112     FORD MOTOR CO.                                               220,796
  1,975     GENERAL MOTORS CORP.                                         108,131
                                                                     -----------
                                                                         328,927
                                                                     -----------
          BANKING--5.1%
  2,000     BANK OF AMERICA CORP.                                        123,000
  4,124     BANK OF NEW YORK CO., INC.                                   163,723
  6,625     WELLS FARGO & CO.                                            304,816
                                                                     -----------
                                                                         591,539
                                                                     -----------
          CHEMICALS--3.2%
  3,550     DOW CHEMICAL CO.                                             124,463
  5,925     E.I. DUPONT DE NEMOURS CO.                                   242,747
                                                                     -----------
                                                                         367,210
                                                                     -----------
          COMPUTER SOFTWARE--1.1%
  3,950     COMPUTER ASSOCIATES INTERNATIONAL, INC.                      122,648
                                                                     -----------
          COMPUTERS/COMPUTER HARDWARE--1.1%
  1,975     HEWLETT-PACKARD CO.                                           45,840
    800     INTERNATIONAL BUSINESS MACHINES CORP.                         80,000
                                                                     -----------
                                                                         125,840
                                                                     -----------
          CONSUMER PRODUCTS--3.4%
  6,725     PHILIP MORRIS COMPANIES, INC.                                318,765
  1,000     PROCTER & GAMBLE CO.                                          74,150
                                                                     -----------
                                                                         392,915
                                                                     -----------
          DIVERSIFIED--3.7%
  5,525     GENERAL ELECTRIC CO.                                         226,414
  3,950     TYCO INTERNATIONAL LTD (BERMUDA)                             205,203
                                                                     -----------
                                                                         431,617
                                                                     -----------
          ELECTRONICS/ELECTRICAL EQUIPMENT--0.5%
  1,000     EMERSON ELECTRIC CO.                                          53,600
                                                                     -----------
          FINANCIAL SERVICES--14.0%
  4,350     AMERICAN EXPRESS CO.                                         158,427
 16,191     CITIGROUP, INC.                                              740,737
  2,175     FANNIE MAE                                                   165,757
  4,850     MERRILL LYNCH & CO., INC.                                    250,260
  4,650     MORGAN STANLEY DEAN WITTER & CO.                             248,078
  1,375     STATE STREET CORP.                                            66,770
                                                                     -----------
                                                                       1,630,029
                                                                     -----------
          FOOD/BEVERAGE PRODUCTS--4.5%
  3,175     ANHEUSER-BUSCH COMPANIES, INC.                               136,652
  3,650     PEPSICO, INC.                                                171,550
  4,550     SYSCO CORP.                                                  127,491
  1,375     UNILEVER NV, N.Y. REGISTERED SHARES
             (NETHERLANDS)                                                83,999
                                                                     -----------
                                                                         519,692
                                                                     -----------
          INSURANCE--3.6%
  3,275     AMERICAN INTERNATIONAL GROUP, INC.                       $   256,105
  1,775     MARSH & MCLENNAN COMPANIES, INC.                             164,898
                                                                     -----------
                                                                         421,003
                                                                     -----------
          MACHINERY & ENGINEERING EQUIPMENT--2.5%
  4,150     CATERPILLAR, INC.                                            207,500
  2,475     DOVER CORP.                                                   88,902
                                                                     -----------
                                                                         296,402
                                                                     -----------
          MANUFACTURING--0.8%
  2,475     HONEYWELL INTERNATIONAL, INC.                                 92,219
                                                                     -----------
          METALS/MINING--1.0%
  3,175     ALCOA, INC.                                                  121,031
                                                                     -----------
          MULTI-MEDIA--4.2%
  2,475     AOL TIME WARNER, INC.*                                        92,441
  7,025     THE WALT DISNEY CO.                                          178,646
  5,134     VIACOM, INC., CLASS B*                                       217,682
                                                                     -----------
                                                                         488,769
                                                                     -----------
          OIL & GAS--15.3%
  4,150     CHEVRON CORP.                                                376,613
 17,616     EXXON MOBIL CORP.                                            707,281
  3,450     HALLIBURTON CO.                                               96,117
  1,375     NOBLE DRILLING CORP.*                                         37,400
  7,325     ROYAL DUTCH PETROLEUM CO., N.Y. REGISTERED
             SHARES (NETHERLANDS)                                        414,814
  1,775     SANTA FE INTERNATIONAL CORP.                                  44,908
  2,175     SCHLUMBERGER LTD                                             106,575
                                                                     -----------
                                                                       1,783,708
                                                                     -----------
          PAPER/FOREST PRODUCTS--3.1%
  3,252     INTERNATIONAL PAPER CO.                                      130,470
  2,175     WEYERHAEUSER CO.                                             123,431
  2,300     WILLAMETTE INDUSTRIES, INC.                                  111,550
                                                                     -----------
                                                                         365,451
                                                                     -----------
          PHARMACEUTICALS--7.1%
  5,925     ABBOTT LABORATORIES                                          294,473
  3,950     AMERICAN HOME PRODUCTS CORP.                                 221,200
  2,375     PFIZER, INC.                                                  90,986
  5,509     PHARMACIA CORP.                                              218,156
                                                                     -----------
                                                                         824,815
                                                                     -----------
          RESTAURANTS/FOOD SERVICES--0.6%
  2,375     MCDONALD'S CORP.                                              71,321
                                                                     -----------
          RETAILING--3.0%
  4,350     LIMITED, INC.                                                 61,335
  2,575     MAY DEPARTMENT STORES CO.                                     86,649
  5,925     TARGET CORP.                                                 205,301
                                                                     -----------
                                                                         353,285
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       14
[GRAPHIC]

SHARES                             ISSUER                              VALUE
------                             ------                              -----
          SEMI-CONDUCTORS--3.4%
  2,175     ALTERA CORP.*                                            $    61,770
  2,975     APPLIED MATERIALS, INC.*                                     128,193
  2,575     INTEL CORP.                                                   71,997
  4,050     TEXAS INSTRUMENTS, INC.                                      134,055
                                                                     -----------
                                                                         396,015
                                                                     -----------
          TELECOMMUNICATIONS--9.2%
  4,927     AT&T CORP.                                                    93,810
  1,576     AT&T WIRELESS SERVICES, INC.*                                 24,428
  7,625     BELLSOUTH CORP.                                              284,413
  5,525     SBC COMMUNICATIONS, INC.                                     226,028
  8,800     VERIZON COMMUNICATIONS, INC.                                 439,999
                                                                     -----------
                                                                       1,068,678
                                                                     -----------
          TELECOMMUNICATIONS EQUIPMENT--1.2%
  6,945     MOTOROLA, INC.                                               120,843
  2,075     NORTEL NETWORKS CORP. (CANADA)                                12,990
                                                                     -----------
                                                                         133,833
                                                                     -----------
          UTILITIES--3.8%
  1,475     DOMINION RESOURCES, INC.                                      92,851
  3,750     DUKE ENERGY CORP.                                            147,412
  3,450     ENRON CORP.                                                  120,716
  1,775     TXU CORP.                                                     84,277
                                                                     -----------
                                                                         445,256
                                                                     -----------
          TOTAL LONG-TERM INVESTMENTS
          (COST $11,957,117)                                          11,562,763
                                                                     -----------
          SHORT-TERM INVESTMENT--0.6%
          MONEY MARKET FUND--0.6%
 70,297     J.P. MORGAN INSTITUTIONAL PRIME
             MONEY MARKET FUND+
          (COST $70,297)                                                  70,297
                                                                     -----------
          TOTAL INVESTMENTS--100.0%
          (COST $12,027,414)                                         $11,633,060
                                                                     ===========



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       15
                                                                       [GRAPHIC]

CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS AUGUST 31, 2001

SHARES                             ISSUER                              VALUE
------                             ------                              -----
          LONG-TERM INVESTMENTS--96.0%
          COMMON STOCK--96.0%
          AEROSPACE--0.8%
  2,500     GOODRICH CORP.                                           $    80,125
                                                                     -----------
          APPAREL--1.6%
  5,300     JONES APPAREL GROUP, INC.*                                   169,070
                                                                     -----------
          AUTOMOTIVE--0.7%
  1,500     BORGWARNER, INC.                                              76,650
                                                                     -----------
          BANKING--8.5%
  2,500     ASSOCIATED BANC-CORP.                                         84,775
  2,200     COMMERCE BANCSHARES, INC.                                     88,858
  4,000     COMPASS BANCSHARES, INC.                                     106,600
  4,300     CULLEN/FROST BANKERS, INC.                                   153,725
  3,500     FIRSTMERIT CORP.                                              84,630
  2,400     MERCANTILE BANKSHARES CORP.                                   97,800
  3,200     TCF FINANCIAL CORP.                                          145,280
  2,300     ZIONS BANCORP.                                               131,698
                                                                     -----------
                                                                         893,366
                                                                     -----------
          BIOTECHNOLOGY--1.9%
  2,800     GENZYME CORP.-GENERAL DIVISION*                              158,592
    700     PROTEIN DESIGN LABS, INC.*                                    41,153
                                                                     -----------
                                                                         199,745
                                                                     -----------
          BUSINESS SERVICES--8.8%
  3,400     AFFILIATED COMPUTER SERVICES, INC., CLASS A*                 278,018
  5,900     CONCORD EFS, INC.*                                           309,573
  3,900     MANPOWER, INC.                                               120,198
  3,500     QUANTA SERVICES, INC.*                                        62,965
  6,200     SUNGARD DATA SYSTEMS, INC.*                                  146,630
                                                                     -----------
                                                                         917,384
                                                                     -----------
          CHEMICALS--2.6%
  4,200     CYTEC INDUSTRIES, INC.*                                      138,684
  2,100     FMC CORP.*                                                   131,229
                                                                     -----------
                                                                         269,913
                                                                     -----------
          COMPUTER SOFTWARE--0.7%
  5,200     RATIONAL SOFTWARE CORP.*                                      74,672
                                                                     -----------
          CONSTRUCTION--1.3%
  3,000     LENNAR CORP.                                                 133,650
                                                                     -----------
          CONSTRUCTION MATERIALS--2.9%
  3,000     AMERICAN STANDARD COMPANIES, INC.*                           209,550
  2,300     MARTIN MARIETTA MATERIALS, INC.                               90,850
                                                                     -----------
                                                                         300,400
                                                                     -----------
          ELECTRONICS/ELECTRICAL EQUIPMENT--5.9%
  2,500     AMPHENOL CORP., CLASS A*                                     101,075
  4,600     PERKINELMER, INC.                                            147,568
  3,500     SANMINA CORP.*                                                63,035
  7,000     VISHAY INTERTECHNOLOGY, INC.*                                163,310
  3,100     ZEBRA TECHNOLOGIES CORP., CLASS A*                           145,142
                                                                     -----------
                                                                         620,130
                                                                     -----------
          ENTERTAINMENT/LEISURE--2.7%
  5,400     HARRAH'S ENTERTAINMENT, INC.*                            $   154,332
 12,300     PARK PLACE ENTERTAINMENT CORP.*                              130,749
                                                                     -----------
                                                                         285,081
                                                                     -----------
          FINANCIAL SERVICES--2.1%
  3,500     A.G. EDWARDS, INC.                                           142,800
  1,400     GOLDEN WEST FINANCIAL CORP.                                   81,018
                                                                     -----------
                                                                         223,818
                                                                     -----------
          FOOD/BEVERAGE PRODUCTS--1.8%
  4,300     PEPSI BOTTLING GROUP, INC.                                   189,845
                                                                     -----------
          HEALTH CARE/HEALTH CARE SERVICES--11.0%
  7,000     CYTYC CORP.*                                                 169,610
  4,900     DENTSPLY INTERNATIONAL, INC.                                 218,638
 11,000     HEALTH MANAGEMENT ASSOCIATES, INC., CLASS A*                 219,449
 11,000     HEALTHSOUTH CORP.*                                           198,880
  6,000     OXFORD HEALTH PLANS, INC.*                                   179,880
  2,800     STRYKER CORP.                                                153,524
                                                                     -----------
                                                                       1,139,981
                                                                     -----------
          HOTELS/OTHER LODGING--1.3%
 10,500     HILTON HOTELS CORP.                                          133,455
                                                                     -----------
          INSURANCE--5.6%
  6,900     ACE LTD (BERMUDA)                                            228,873
  5,400     RADIAN GROUP, INC.                                           216,594
  3,300     TORCHMARK CORP.                                              139,392
                                                                     -----------
                                                                         584,859
                                                                     -----------
          INTERNET SERVICES/SOFTWARE--1.1%
  3,500     RIVERSTONE NETWORKS, INC.*                                    33,180
  1,900     TMP WORLDWIDE, INC.*                                          85,215
                                                                     -----------
                                                                         118,395
                                                                     -----------
          MACHINERY & ENGINEERING EQUIPMENT--1.1%
  3,300     DOVER CORP.                                                  118,536
                                                                     -----------
          OIL & GAS--7.0%
  2,000     BJ SERVICES CO.*                                              44,860
  3,700     COOPER CAMERON CORP.*                                        160,025
  8,100     GLOBAL MARINE, INC.*                                         116,640
  2,000     NICOR, INC.                                                   77,520
  2,100     NOBLE DRILLING CORP.*                                         57,120
  4,300     TALISMAN ENERGY, INC. (CANADA)                               164,819
  2,400     TOSCO CORP.                                                  111,360
                                                                     -----------
                                                                         732,344
                                                                     -----------
          PAPER/FOREST PRODUCTS--0.7%
  1,600     BOWATER, INC.                                                 75,904
                                                                     -----------
          PHARMACEUTICALS--5.0%
  3,100     AMERISOURCEBERGEN CORP.*                                     199,764
  2,600     BIOVAIL CORP. (CANADA)*                                      119,860
  1,000     IDEC PHARMACEUTICALS CORP.*                                   59,270
     98     JOHNSON & JOHNSON                                              5,166
  2,500     WATSON PHARMACEUTICALS, INC.*                                140,250
                                                                     -----------
                                                                         524,310
                                                                     -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       16
[GRAPHIC]

SHARES                             ISSUER                              VALUE
------                             ------                              -----
          PIPELINES--1.0%
  2,000     EL PASO CORP.                                            $    97,180
    200     NATIONAL FUEL GAS CO.                                          9,562
                                                                     -----------
                                                                         106,742
                                                                     -----------
          PRINTING & PUBLISHING--1.1%
  6,200     A.H. BELO CORP., CLASS A                                     113,088
                                                                     -----------
          REAL ESTATE INVESTMENT TRUST--1.1%
  2,000     EQUITY RESIDENTIAL PROPERTIES TRUST                          117,820
                                                                     -----------
          RESTAURANTS/FOOD SERVICES--1.3%
  5,000     BRINKER INTERNATIONAL, INC.*                                 133,000
                                                                     -----------
          RETAILING--3.5%
  2,100     BJ'S WHOLESALE CLUB, INC.*                                   102,900
  2,700     FEDERATED DEPARTMENT STORES, INC.*                            98,037
  6,200     LINENS `N THINGS, INC.*                                      161,200
                                                                     -----------
                                                                         362,137
                                                                     -----------
          SEMI-CONDUCTORS--4.6%
  4,000     ALTERA CORP.*                                                113,600
  3,500     INTERSIL CORP., CLASS A*                                     131,355
  5,200     MICROCHIP TECHNOLOGY, INC.*                                  185,588
  5,800     TRANSWITCH CORP.*                                             47,560
                                                                     -----------
                                                                         478,103
                                                                     -----------
          SHIPPING/TRANSPORTATION--2.2%
  4,600     C.H. ROBINSON WORLDWIDE, INC.                                143,014
  2,400     CANADIAN PACIFIC LTD (CANADA)                                 87,120
                                                                     -----------
                                                                         230,134
                                                                     -----------
          TELECOMMUNICATIONS--1.9%
  2,200     U.S. CELLULAR CORP.*                                         113,850
  2,600     WESTERN WIRELESS CORP., CLASS A*                              80,418
                                                                     -----------
                                                                         194,268
                                                                     -----------
          TELECOMMUNICATIONS EQUIPMENT--1.0%
  4,300     COMVERSE TECHNOLOGY, INC.*                                   108,102
                                                                     -----------
          UTILITIES--3.2%
  2,700     ALLIANT ENERGY CORP.                                     $    82,026
  2,500     AMERICAN WATER WORKS, INC.                                    86,000
  3,318     NISOURCE, INC.                                                83,647
  3,100     SCANA CORP.                                                   83,917
                                                                     -----------
                                                                         335,590
                                                                     -----------
          TOTAL LONG-TERM INVESTMENTS
          (COST $8,778,969)                                           10,040,617
                                                                     -----------
          SHORT-TERM INVESTMENT--4.0%
          MONEY MARKET FUND--4.0%
418,052     J.P. MORGAN INSTITUTIONAL PRIME
             MONEY MARKET FUND+
          (COST $418,052)                                                418,052
                                                                     -----------
          TOTAL INVESTMENTS--100.0%
          (COST $9,197,021)                                          $10,458,669
                                                                     ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       17
                                                                       [GRAPHIC]

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS AUGUST 31, 2001

SHARES                             ISSUER                              VALUE
------                             ------                              -----
          LONG-TERM INVESTMENTS--100.0%
          COMMON STOCK--100%
          AUSTRALIA--1.8%
  2,400     NATIONAL AUSTRALIA BANK LTD                              $    42,043
  3,158     NEWS CORP., LTD                                               25,295
  3,985     WOODSIDE PETROLEUM LTD                                        28,891
                                                                     -----------
                                                                          96,229
                                                                     -----------
          BELGIUM--1.6%
  5,240     DEXIA GROUP                                                   82,652
                                                                     -----------
          BRAZIL--0.4%
  1,065     UNIBANCO - UNIAO DE BANCOS
             BRASILEIROS SA, GDR                                          20,789
                                                                     -----------
          FINLAND--2.2%
  7,703     NOKIA OYJ                                                    118,912
                                                                     -----------
          FRANCE--11.5%
  1,201     AVENTIS SA                                                    87,844
  4,436     AXA                                                          121,118
    675     BNP PARIBAS SA                                                61,944
    538     CAP GEMINI SA                                                 34,316
    510     COMPAGNIE DE SAINT-GOBAIN                                     78,312
  1,000     DASSAULT SYSTEMES SA                                          39,070
    390     IMERYS                                                        40,396
  1,000     TOTAL FINAELF SA, CLASS B                                    147,828
                                                                     -----------
                                                                         610,828
                                                                     -----------
          GERMANY--8.2%
  2,141     BAYER AG                                                      68,767
  2,309     BAYERISCHE MOTOREN WERKE AG                                   74,163
  1,617     DEUTSCHE BANK AG                                             111,512
  2,466     DEUTSCHE POST AG                                              36,522
  1,945     HEIDELBERGER ZEMENT AG                                        86,789
  1,123     SIEMENS AG                                                    57,202
                                                                     -----------
                                                                         434,955
                                                                     -----------
          HONG KONG--2.4%
  7,000     CHEUNG KONG HOLDINGS LTD                                      64,618
  8,000     HENDERSON LAND DEVELOPMENT                                    36,514
 16,500     MTR CORP.                                                     24,751
                                                                     -----------
                                                                         125,883
                                                                     -----------
          ITALY--4.0%
 14,153     ENI-ENTE NAZIONALE IDROCARBURI SPA                           187,566
  3,296     TELECOM ITALIA SPA                                            27,258
                                                                     -----------
                                                                         214,824
                                                                     -----------
          JAPAN--18.4%
    500     ACOM CO., LTD                                                 44,775
  2,000     CANON, INC.                                                   60,318
  3,000     CHUGAI PHARMACEUTICAL CO., LTD                                48,448
      5     FUJI TELEVISION NETWORK, INC.                                 25,610
    400     HIROSE ELECTRIC CO., LTD                                      26,486
    800     HOYA CORP.                                                    42,458
  3,000     KANEKA CORP.                                                  22,619
  2,000     KAO CORP.                                                     50,882
    600     MABUCHI MOTOR CO., LTD                                   $    54,134
  1,000     MURATA MANUFACTURING CO., LTD                                 59,812
 11,000     NIKKO SECURITIES CO., LTD                                     73,021
    300     NINTENDO CO., LTD                                             47,589
      4     NIPPON TELEGRAPH & TELEPHONE CORP.                            18,196
      2     NIPPON UNIPAC HOLDING*                                        11,036
      6     NTT DOCOMO, INC.                                              73,796
    400     ROHM CO., LTD                                                 44,177
  1,600     SONY CORP.                                                    71,303
  6,000     SUMITOMO CORP.                                                38,617
  1,000     TAKEDA CHEMICAL INDUSTRIES LTD                                41,195
    500     TAKEFUJI CORP.                                                43,048
    700     TDK CORP.                                                     36,561
  1,300     TERUMO CORP.                                                  22,013
  1,000     YAMANOUCHI PHARMACEUTICAL CO., LTD                            23,883
                                                                     -----------
                                                                         979,977
                                                                     -----------
          NETHERLANDS--7.0%
  3,487     ABN AMRO HOLDING NV                                           64,190
  5,200     ELSEVIER NV                                                   65,154
  1,500     FORTIS NV                                                     42,182
  3,492     ING GROEP NV                                                 110,288
  3,395     KONINKLIJKE PHILIPS ELECTRONICS NV                            91,554
                                                                     -----------
                                                                         373,368
                                                                     -----------
          PORTUGAL--0.8%
  4,509     BRISA-AUTO ESTRADAS DE PORTUGAL SA                            41,788
                                                                     -----------
          SOUTH KOREA--1.6%
  1,300     KOREA TELECOM CORP., ADR                                      27,027
  1,500     POHANG IRON & STEEL LTD, ADR                                  26,115
    400     SAMSUNG ELECTRONICS, GDR, #                                   32,000
                                                                     -----------
                                                                          85,142
                                                                     -----------
          SPAIN--2.9%
  5,360     ALTADIS SA                                                    85,958
  1,867     BANCO POPULAR ESPANOL                                         68,465
                                                                     -----------
                                                                         154,423
                                                                     -----------
          SWEDEN--1.3%
 11,034     NORDEA AB                                                     67,065
                                                                     -----------
          SWITZERLAND--7.0%
    340     NESTLE SA                                                     71,738
  2,880     NOVARTIS AG                                                  105,045
  1,100     ROCHE HOLDING AG                                              78,793
  1,566     UBS AG                                                        76,408
    140     ZURICH FINANCIAL SERVICES AG                                  39,567
                                                                     -----------
                                                                         371,551
                                                                     -----------
          TAIWAN--0.5%
  3,910     UNITED MICROELECTRONICS, ADR*                                 29,286
                                                                     -----------
          UNITED KINGDOM--28.4%
  2,100     ABBEY NATIONAL PLC                                            34,198
  2,070     ANGLO AMERICAN PLC                                            29,979
    614     AUTONOMY CORP., PLC*                                           2,797


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       18
[GRAPHIC]

SHARES                             ISSUER                              VALUE
------                             ------                              -----
          UNITED KINDOM (CONT'D)
 19,461     BAE SYSTEMS PLC                                           $   93,172
  3,198     BARCLAYS PLC                                                  96,968
 18,337     BG GROUP PLC                                                  76,086
  2,009     BOC GROUP PLC                                                 29,875
  7,144     BP AMOCO PLC                                                  60,581
  3,000     BRAMBLES INDUSTRIES PLC*                                      14,219
  8,771     BRITISH LAND COMPANY PLC                                      63,625
  6,204     CGNU PLC                                                      91,718
  6,290     COMPASS GROUP PLC                                             48,741
  3,000     GKN PLC                                                       13,234
  4,746     GLAXOSMITHKLINE PLC                                          126,309
 19,537     LATTICE GROUP PLC                                             43,367
  2,964     POWERGEN PLC                                                  31,966
  2,700     RECKITT BENCKISER PLC                                         40,903
  5,357     REUTERS GROUP PLC                                             60,388
  2,910     RIO TINTO PLC                                                 52,350
  3,180     SCHRODERS PLC                                                 38,754
  4,185     SIX CONTINENTS PLC                                            44,748
 26,617     TESCO PLC                                                    100,594
  8,662     UNILEVER PLC                                                  73,893
 96,104     VODAFONE GROUP PLC                                           191,714
  7,660     WOLSELEY PLC                                                  57,066
                                                                      ----------
                                                                       1,517,245
                                                                      ----------
          TOTAL COMMON STOCK
          (COST $6,294,805)                                            5,324,917
                                                                      ----------


PRINCIPAL
 AMOUNT
  (DEM)
  -----
          CONVERTIBLE CORPORATE BOND--0.0%
          GERMANY--0.0%
  1,300     DAIMLERCHYSLER AG, 5.75%, 06/14/02
          (COST $769)                                                        661
                                                                      ----------
          TOTAL INVESTMENTS--100.0%
          (COST $6,295,574)                                           $5,325,578
                                                                      ==========

SUMMARY OF INVESTMENTS BY INDUSTRY, AUGUST 31, 2001

INDUSTRY                                % OF INVESTMENT SECURITIES
Banking                                            12.3%
Oil & Gas                                          10.3%
Pharmaceuticals                                    9.7%
Insurance                                          6.8%
Electronics/Electrical Equipment                   6.5%
Telecommunications                                 6.3%
Food/Beverage Products                             5.5%
Consumer Products                                  4.7%
Financial Services                                 4.5%
Construction Materials                             4.2%
Real Estate                                        3.1%
Chemicals                                          2.3%
Telecommunications Equipment                       2.2%
Business Services                                  2.1%
Transportation                                     1.9%
Diversified                                        1.8%
Aerospace                                          1.7%
Automotive                                         1.6%
Multi-Media                                        1.6%
Metals/Mining                                      1.5%
Health Care/Health Care Services                   1.2%
Printing & Publishing                              1.2%
Office/Business Equipment                          1.1%
Restaurants/Food Services                          0.9%
Toys & Games                                       0.9%
Computer software                                  0.8%
Distribution                                       0.7%
Utilities                                          0.6%
Broadcasting/Cable                                 0.5%
Semi-Conductors                                    0.5%
Steel                                              0.5%
Consumer Services                                  0.3%
Paper/Forest Products                              0.2%
------------------------------------------------------------------
Total                                            100.0%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       19
                                                                       [GRAPHIC]

ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS AUGUST 31, 2001

SHARES                             ISSUER                              VALUE
------                             ------                              -----
          LONG-TERM INVESTMENTS--87.4%
          COMMON STOCK--51.8%
          AEROSPACE--0.5%
    775     BOEING CO.                                                $   39,680
                                                                      ----------
          AIRLINES--0.6%
  2,675     SOUTHWEST AIRLINES CO.                                        47,856
                                                                      ----------
          BANKING--2.5%
    825     BANK OF AMERICA CORP.                                         50,738
  1,350     BANK OF NEW YORK CO., INC.                                    53,594
    725     SUNTRUST BANKS, INC.                                          49,518
    600     WELLS FARGO & CO.                                             27,606
                                                                      ----------
                                                                         181,456
                                                                      ----------
          BIOTECHNOLOGY--0.5%
    550     AMGEN, INC.*                                                  35,365
                                                                      ----------
          BROADCASTING/CABLE--0.6%
  1,200     COMCAST CORP., CLASS A*                                       43,956
                                                                      ----------
          BUSINESS SERVICES--0.6%
  1,750     SUNGARD DATA SYSTEMS, INC.*                                   41,388
                                                                      ----------
          COMPUTER NETWORKS--0.7%
  3,200     CISCO SYSTEMS, INC.*                                          52,256
                                                                      ----------
          COMPUTER SOFTWARE--3.0%
    725     FIRST DATA CORP.                                              47,741
  2,525     MICROSOFT CORP.*                                             144,052
  2,725     ORACLE CORP.*                                                 33,272
                                                                      ----------
                                                                         225,065
                                                                      ----------
          COMPUTERS/COMPUTER HARDWARE--1.8%
    825     DELL COMPUTER CORP.*                                          17,639
  1,175     EMC CORP.*                                                    18,166
    975     INTERNATIONAL BUSINESS MACHINES CORP.                         97,499
                                                                      ----------
                                                                         133,304
                                                                      ----------
          CONSUMER PRODUCTS--1.6%
    375     COLGATE-PALMOLIVE CO.                                         20,306
  1,125     PHILIP MORRIS COMPANIES, INC.                                 53,325
    600     PROCTER & GAMBLE CO.                                          44,490
                                                                      ----------
                                                                         118,121
                                                                      ----------
          DIVERSIFIED--3.3%
  4,175     GENERAL ELECTRIC CO.                                         171,091
  1,350     TYCO INTERNATIONAL LTD (BERMUDA)                              70,133
                                                                      ----------
                                                                         241,224
                                                                      ----------
          FINANCIAL SERVICES--4.8%
    425     CAPITAL ONE FINANCIAL CORP.                                   23,634
  2,600     CITIGROUP, INC.                                              118,949
  1,075     FANNIE MAE                                                    81,926
  1,325     HOUSEHOLD INTERNATIONAL, INC.                                 78,308
    450     MERRILL LYNCH & CO., INC.                                     23,220
    600     MORGAN STANLEY DEAN WITTER & CO.                              32,010
                                                                      ----------
                                                                         358,047
                                                                      ----------
          FOOD/BEVERAGE PRODUCTS--2.7%
    875     ANHEUSER-BUSCH COMPANIES, INC.                            $   37,660
    725     COCA-COLA CO.                                                 35,286
  1,300     PEPSI BOTTLING GROUP, INC.                                    57,394
  1,000     PEPSICO, INC.                                                 47,000
    775     SYSCO CORP.                                                   21,716
                                                                      ----------
                                                                         199,056
                                                                      ----------
          HEALTH CARE/HEALTH CARE SERVICES--1.0%
    600     BECTON, DICKINSON & CO.                                       21,558
    787     BIOMET, INC.                                                  21,745
    525     TENET HEALTHCARE CORP.*                                       29,095
                                                                      ----------
                                                                          72,398
                                                                      ----------
          INSURANCE--1.6%
    375     AMBAC FINANCIAL GROUP, INC.                                   22,200
    925     AMERICAN INTERNATIONAL GROUP, INC.                            72,335
    450     MBIA, INC.                                                    24,305
                                                                      ----------
                                                                         118,840
                                                                      ----------
          INTERNET SERVICES/SOFTWARE--0.5%
    825     SYMANTEC CORP.*                                               35,467
                                                                      ----------
          MANUFACTURING--0.7%
    850     ILLINOIS TOOL WORKS, INC.                                     53,134
                                                                      ----------
          METALS/MINING--0.9%
  1,650     ALCOA, INC.                                                   62,898
                                                                      ----------
          MULTI-MEDIA--1.9%
  1,975     AOL TIME WARNER, INC.*                                        73,766
    650     GANNETT CO., INC.                                             40,079
    650     VIACOM, INC., CLASS B*                                        27,560
                                                                      ----------
                                                                         141,405
                                                                      ----------
          OIL & GAS--3.3%
  1,400     BJ SERVICES CO.*                                              31,402
    325     CHEVRON CORP.                                                 29,494
  2,790     EXXON MOBIL CORP.                                            112,018
  1,225     ROYAL DUTCH PETROLEUM CO., N.Y. REGISTERED
             SHARES (NETHERLANDS)                                         69,372
                                                                      ----------
                                                                         242,286
                                                                      ----------
          PHARMACEUTICALS--6.1%
  1,275     ABBOTT LABORATORIES                                           63,367
    675     AMERICAN HOME PRODUCTS CORP.                                  37,800
    975     BRISTOL-MYERS SQUIBB CO.                                      54,737
    575     ELI LILLY & CO.                                               44,637
  1,200     JOHNSON & JOHNSON                                             63,252
  1,125     MERCK & CO., INC.                                             73,237
  3,131     PFIZER, INC.                                                 119,948
                                                                      ----------
                                                                         456,978
                                                                      ----------
          RESTAURANTS/FOOD SERVICES--0.6%
  1,025     TRICON GLOBAL RESTAURANTS, INC.*                              43,686
                                                                      ----------
          RETAILING--4.5%
  1,875     BED BATH & BEYOND, INC.*                                      54,094


                         SEE NOTES TO FINANCIAL STATEMENTS.

                                       20
[GRAPHIC]

SHARES                             ISSUER                              VALUE
------                             ------                              -----
          RETAILING (CONT'D)
  1,125     BEST BUY CO., INC.*                                       $   66,352
    850     HOME DEPOT, INC.                                              39,058
    600     KOHL'S CORP.*                                                 33,300
  1,325     TARGET CORP.                                                  45,911
  1,925     WAL-MART STORES, INC.                                         92,495
                                                                      ----------
                                                                         331,210
                                                                      ----------
          SEMI-CONDUCTORS--3.2%
    900     APPLIED MATERIALS, INC.*                                      38,781
  3,425     INTEL CORP.                                                   95,763
  1,600     KLA-TENCOR CORP.*                                             78,624
    475     NOVELLUS SYSTEMS, INC.*                                       21,047
                                                                      ----------
                                                                         234,215
                                                                      ----------
          TELECOMMUNICATIONS--2.7%
    830     AT&T CORP.                                                    15,803
  1,250     BELLSOUTH CORP.                                               46,625
  1,700     SBC COMMUNICATIONS, INC.                                      69,547
  1,423     VERIZON COMMUNICATIONS, INC.                                  71,150
                                                                      ----------
                                                                         203,125
                                                                      ----------
          UTILITIES--1.6%
    625     AES CORP.*                                                    20,700
  1,975     DUKE ENERGY CORP.                                             77,638
    916     NISOURCE, INC.                                                23,092
                                                                      ----------
                                                                         121,430
                                                                      ----------
          TOTAL COMMON STOCK
          (COST $4,161,082)                                            3,833,846
                                                                      ----------


PRINCIPAL
 AMOUNT
 ------
          U.S. TREASURY SECURITIES--5.9%
            U.S. TREASURY NOTES & BONDS,
$70,000      4.25%, 03/31/03@                                             70,743
 20,000      4.63%, 05/15/06@                                             20,191
 20,000      5.63%, 02/15/06@                                             21,041
 50,000      5.63%, 05/15/08@                                             52,571
115,000      5.75%, 11/15/05@                                            121,073
140,000      6.25%, 08/15/23@                                            153,408
                                                                      ----------
          TOTAL U.S. TREASURY SECURITIES
          (COST $431,786)                                                439,027
                                                                      ----------
          U.S. GOVERNMENT AGENCY SECURITIES--2.8%
            FEDERAL NATIONAL MORTGAGE ASSOCIATION,
 50,000      5.13%, 02/13/04@                                             51,008
100,000      5.50%, 02/15/06@                                            102,312
 50,000     TENNESSEE VALLEY AUTHORITY, 6.75%, 11/01/25@                  52,639
                                                                      ----------
          TOTAL U.S. GOVERNMENT AGENCY SECURITIES
          (COST $198,896)                                                205,959
                                                                      ----------
          CORPORATE NOTES & BONDS--13.3%
          AUTOMOTIVE--1.1%
  5,000     DAIMLERCHRYSLER AG, 8.50%, 01/18/31@                           5,571
  5,000     FORD MOTOR CO., 7.45%, 07/16/31@                               4,953
$50,000     FORD MOTOR CREDIT CO., 5.80%, 01/12/09@                   $   47,560
 20,000     GENERAL MOTORS ACCEPTANCE
             CORP., 7.25%, 03/02/11@                                      20,903
                                                                      ----------
                                                                          78,987
                                                                      ----------
          BANKING--1.5%
 25,000     BANK OF AMERICA CORP., 7.40%, 01/15/11@                       26,904
 15,000     BANK ONE CORP., 7.88%, 08/01/10@                              16,614
 15,000     BB&T CORP., 6.50%, 08/01/11@                                  15,235
 20,000     FIRST UNION NATIONAL BANK, 7.80%, 08/18/10@                   22,030
 15,000     U.S. BANK NA, 6.38%, 08/01/11@                                15,260
 15,000     WELLS FARGO BANK, NA 6.45%, 02/01/11@                         15,308
                                                                      ----------
                                                                         111,351
                                                                      ----------
          BROADCASTING/CABLE--0.3%
 10,000     CLEAR CHANNEL COMMUNICATIONS, INC.,
             7.65%, 09/15/10                                              10,671
 10,000     COX COMMUNICATIONS, INC., 6.75%, 03/15/11                     10,025
                                                                      ----------
                                                                          20,696
                                                                      ----------
          COMPUTERS/COMPUTER HARDWARE--0.4%
 30,000     INTERNATIONAL BUSINESS MACHINES CORP.,
             6.50%, 01/15/28                                              29,441
                                                                      ----------
          FINANCIAL SERVICES--2.4%
 10,000     CIT GROUP, INC., 6.50%, 02/07/06                              10,441
 30,000     CITIGROUP, INC., 7.25%, 10/01/10@                             32,314
 20,000     HOUSEHOLD FINANCE CORP., 6.75%, 05/15/11                      20,561
 85,000     INTERNATIONAL LEASE FINANCE CORP., SER. G, MTN,
             8.35%, 02/04/01@                                             86,598
 25,000     MERRILL LYNCH & CO., INC., SER. B, MTN,
             5.86%, 10/30/02@                                             25,416
 10,000     MORGAN STANLEY DEAN WITTER & CO.,
             6.10%, 04/15/06@                                             10,229
                                                                      ----------
                                                                         185,559
                                                                      ----------
          FOOD/BEVERAGE PRODUCTS--0.2%
  5,000     KROGER CO., 7.50%, 04/01/31                                    5,221
 10,000     SAFEWAY, INC., 6.50%, 03/01/11                                10,168
                                                                      ----------
                                                                          15,389
                                                                      ----------
          INSURANCE--0.1%
 10,000     AXA FINANCIAL, INC. (FRANCE), 7.75%, 08/01/10                 10,970
                                                                      ----------
          MACHINERY & ENGINEERING EQUIPMENT--1.4%
100,000     CATERPILLAR FINANCIAL SERVICES CORP., SER. F, MTN,
             5.89%, 06/17/02                                             101,664
                                                                      ----------
          MULTI-MEDIA--0.3%
 20,000     AOL TIME WARNER, INC., 6.75%, 04/15/11                        20,449
                                                                      ----------
          OIL & GAS--0.1%
  5,000     TOSCO CORP., 8.13%, 02/15/30                                   5,649
                                                                      ----------
          PHARMACEUTICALS--0.7%
 50,000     ABBOTT LABRATORIES, 5.13%, 07/01/04@                          50,903
                                                                      ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       21
                                                                       [GRAPHIC]

PRINCIPAL
  AMOUNT                           ISSUER                              VALUE
  ------                           ------                              -----
          PIPELINES--0.1%
$ 5,000     WILLIAMS COMPANIES, INC., SER. A, 7.50%, 01/15/31         $    4,912
                                                                      ----------
          PRINTING & PUBLISHING--0.4%
 30,000     WASHINGTON POST CO., 5.50%, 02/15/09@                         29,341
                                                                      ----------
          RETAILING--0.1%
  5,000     TARGET CORP., 7.00%, 07/15/31                                  5,095
                                                                      ----------
          SHIPPING/TRANSPORTATION--0.3%
 10,000     BURLINGTON NORTHERN SANTA FE CORP.,
             6.75%, 07/15/11                                              10,288
 10,000     UNION PACIFIC CORP., 6.65%, 01/15/11                          10,282
                                                                      ----------
                                                                          20,570
                                                                      ----------
          TELECOMMUNICATIONS--2.3%
 75,000     AT&T CORP., 5.63%, 03/15/04@                                  75,926
  5,000     BELLSOUTH CAPITAL FUNDING, 7.88%, 02/15/30@                    5,621
 10,000     BRITISH TELECOM PLC (UNITED KINGDOM), SUB,
             8.63%, 12/15/30                                              11,574
 15,000     DEUTSCHE TELEKOM INTERNATIONAL FINANCE BV
             (NETHERLANDS), 8.00%, 06/15/10                               16,175
 15,000     FRANCE TELECOM SA (FRANCE), #, 7.75%, 03/01/11                15,866
 15,000     GTE CORP., 6.94%, 04/15/28                                    14,892
  5,000     KONINKLIJKE KPN NV (NETHERLANDS),
             8.38%, 10/01/30                                               4,470
 10,000     QWEST CAPITAL FUNDING, INC., 6.88%, 07/15/28                   9,074
 10,000     SPRINT CAPITAL CORP., 6.88%, 11/15/28                          9,065
 10,000     WORLDCOM, INC., 7.50%, 05/15/11                               10,186
                                                                      ----------
                                                                         172,849
                                                                      ----------
          UTILITIES--1.6%
100,000     BALTIMORE GAS & ELECTRIC CO., SER. D, MTN,
             6.90%, 02/01/05                                             105,683
  5,000     DTE ENERGY CO., 7.05%, 06/01/11                                5,251
  5,000     NISOURCE FINANCE CORP., 7.88%, 11/15/10                        5,507
                                                                      ----------
                                                                         116,441
                                                                      ----------
          TOTAL CORPORATE NOTES & BONDS
          (COST $957,859)                                                980,266
                                                                      ----------
          RESIDENTIAL MORTGAGE BACKED SECURITIES--5.9%
          MORTGAGE BACKED PASS-THROUGH SECURITIES--5.9%
            FEDERAL NATIONAL MORTGAGE ASSOCIATION,
171,000     POOL 590837, 7.00%, 08/01/31                                 174,792
 70,000     TBA, ~, 6.00%, 09/25/16                                       70,241
 50,000     TBA, ~, 6.00%, 09/25/31                                       49,141
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION,
 44,160     POOL 483490, 6.50%, 10/15/28@                                 44,602
 98,420     POOL 781210, 6.50%, 09/15/29                                  99,373
                                                                      ----------
          TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES
          (COST $435,811)                                                438,149
                                                                      ----------
          COMMERCIAL MORTGAGE BACKED SECURITIES--3.3%
 20,000     BEAR STEARNS COMMERCIAL MORTGAGE
             SECURITIES, SER. 2001-TOP2, CLASS A2,
             6.48%, 02/15/35@                                             20,592
 20,000     CREDIT SUISSE FIRST BOSTON MORTGAGE
             SECURITIES CORP., SER. 2001-CF2,
             CLASS A4, 6.51%, 02/15/34@                                   20,701
$30,000     GMAC COMMERCIAL MORTGAGE SECURITIES, INC.,
             SER. 2001-C2, CLASS A2, 6.70%, 04/15/34@                 $   31,242
            LB-UBS COMMERCIAL MORTGAGE TRUST,
 45,000     SER. 2001-C2, CLASS A2, 6.65%, 11/15/27@                      47,045
 50,000     SER. 2001-C3, CLASS A2, 6.37%, 12/15/28@                      51,235
 70,000     MORGAN STANLEY DEAN WITTER CAPITAL I,
             SER. 2001-TOP3, CLASS A4, 6.39%, 07/15/33@                   71,926
                                                                      ----------
          TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
          (COST $236,157)                                                242,741
                                                                      ----------
          ASSET BACKED SECURITIES--4.4%
 25,000     AMERICREDIT AUTOMOBILE RECEIVABLES TRUST,
             SER. 2001-B, CLASS A4, 5.37%, 06/12/08@                      25,367
 70,000     CAPITAL ONE MASTER TRUST, SER. 2001-3A,
             CLASS A, 5.45%, 03/16/09@                                    70,590
110,000     DAIMLERCHRYSLER AUTO TRUST, SER. 2000-E,
             CLASS A4, 6.16%, 01/08/06                                   114,613
            FORD CREDIT AUTO OWNER TRUST,
 30,000     SER. 2001-C, CLASS A4, 4.83%, 02/15/05@                       30,398
 15,000     SER. 2001-C, CLASS A5, 5.25%, 09/15/05@                       15,305
 20,000     HONDA AUTO RECEIVABLES OWNER TRUST,
             SER. 2001-1, CLASS A4, 5.56%, 06/19/06@                      20,554
 45,000     MBNA CREDIT CARD MASTER NOTE TRUST,
             SER. 2001-A1, CLASS A1, 5.75%, 10/15/08@                     45,872
                                                                      ----------
          TOTAL ASSET BACKED SECURITIES
          (COST $319,171)                                                322,699
                                                                      ----------
          CONVERTIBLE CORPORATE NOTES & BONDS--0.0%
          UTILITIES--0.0%
      0^    NISOURCE, INC., 0.00%, 09/12/01                                1,161
                                                                      ----------
          TOTAL LONG-TERM INVESTMENTS
          (COST $6,740,762)                                            6,463,848
                                                                      ----------
          SHORT-TERM INVESTMENTS--12.6%
 SHARES   MONEY MARKET FUND--6.4%
 ------
474,038     J.P. MORGAN INSTITUTIONAL PRIME
             MONEY MARKET FUND+
          (COST $474,038)                                                474,038
                                                                      ----------


PRINCIPAL
 AMOUNT
 ------
          U.S. GOVERNMENT AGENCY SECURITY--6.2%
$457,000    FEDERAL HOME LOAN BANK, DN , 3.58%, 09/04/01
          (COST $456,864)                                                456,864
                                                                      ----------
          TOTAL SHORT-TERM INVESTMENTS
          (COST $930,902)                                                903,302
                                                                      ----------
          TOTAL INVESTMENTS--100.0%
          (COST $7,671,664)                                           $7,394,750
                                                                      ==========

 NUMBER                                                 ORIGINAL     NOTIONAL
   OF                                  EXPIRATION       NOTIONAL     VALUE AT     UNREALIZED
CONTRACTS   DESCRIPTION                   DATE            VALUE       8/31/01    DEPRECIATION
---------------------------------------------------------------------------------------------
         Short Futures Outstanding
   (1)   10 Year Treasury Notes      December, 2001    ($106,456)   ($106,500)       ($44)


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       22
[GRAPHIC]

U.S. GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS AUGUST 31, 2001

PRINCIPAL
  AMOUNT                           ISSUER                              VALUE
  ------                           ------                              -----
          LONG-TERM INVESTMENTS--97.2%
          U.S. TREASURY SECURITIES--45.7%
           U.S. TREASURY NOTES & BONDS,
$540,000     4.63%, 05/15/06                                          $  545,146
  30,000      5.00%, 02/15/11                                             30,159
 160,000      5.75%, 08/15/10                                            169,574
 300,000      5.88%, 09/30/02                                            307,923
 200,000      6.00%, 08/15/04                                            211,032
 120,000      6.13%, 08/15/29                                            131,324
 550,000      6.75%, 08/15/26                                            643,412
  45,000      8.00%, 11/15/21                                             58,845
 550,000      8.50%, 02/15/20                                            744,905
                                                                      ----------
           TOTAL U.S. TREASURY SECURITIES
           (COST $2,799,224)                                           2,842,320
                                                                      ----------
           U.S. GOVERNMENT AGENCY SECURITIES--42.9%
 175,000     FEDERAL FARM CREDIT BANK, 5.80%, 03/05/08                   180,263
 750,000     FEDERAL HOME LOAN BANK, 5.70%, 03/25/03                     770,040
             FEDERAL HOME LOAN MORTGAGE CORP.,
 550,000      6.88%, 09/15/10                                            598,983
 225,000      7.00%, 02/15/03                                            235,195
 375,000      7.00%, 07/15/05                                            404,239
 469,000     FEDERAL NATIONAL MORTGAGE ASSOCIATION,
              5.13%, 02/13/04                                            478,455
                                                                      ----------
           TOTAL U.S. GOVERNMENT AGENCY SECURITIES
           (COST $2,594,838)                                           2,667,175
                                                                      ----------
           MORTGAGE BACKED PASS-THROUGH SECURITY--8.6%
 526,117     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION,
              POOL 354779, 6.50%, 03/15/24
           (COST $481,748)                                               533,846
                                                                      ----------
           TOTAL LONG-TERM INVESTMENTS
           (COST $5,875,810)                                           6,043,341
                                                                      ----------
           SHORT-TERM INVESTMENT--2.8%
           U.S. GOVERNMENT AGENCY SECURITY--2.8%
 176,000     FEDERAL HOME LOAN BANK, DN, 3.58%, 09/04/01
           (COST $175,947)                                               175,947
                                                                      ----------
           TOTAL INVESTMENTS--100.0%
           (COST $6,051,757)                                          $6,219,288
                                                                      ==========


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       23
                                                                       [GRAPHIC]

MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS AUGUST 31, 2001

PRINCIPAL
  AMOUNT                           ISSUER                              VALUE
  ------                           ------                              -----
          U.S. TREASURY SECURITY--2.5%
$97,000     U.S. TREASURY BILLS, 3.56%, 09/06/01
          (COST $96,952)                                               $  96,952
                                                                      ----------
          U.S. GOVERNMENT AGENCY SECURITIES--44.5%
            FEDERAL HOME LOAN BANK,
100,000     DN, 3.52%, 09/19/01                                           99,824
100,000     DN, 3.52%, 09/26/01                                           99,756
190,000     DN, 3.55%, 10/24/01                                          189,007
100,000     DN, 3.64%, 09/24/01                                           99,767
100,000     DN, 4.42%, 09/07/01                                           99,926
200,000     FEDERAL HOME LOAN MORTGAGE CORP., DN,
             3.54%, 01/18/02                                             197,266
            FEDERAL NATIONAL MORTGAGE ASSOCIATION,
175,000     DN, 3.47%, 01/24/02                                          172,554
188,000     DN, 3.58%, 09/13/01                                          187,776
180,000     DN, 3.62%, 10/04/01                                          179,403
100,000     DN, 3.63%, 10/01/01                                           99,698
300,000     STUDENT LOAN MARKETING ASSOCIATION, FRN,
             3.93%, 10/18/01                                             300,000
                                                                      ----------
          TOTAL U.S. GOVERNMENT AGENCY SECURITIES
          (COST $1,724,977)                                            1,724,977
                                                                      ----------
          COMMERCIAL PAPER--35.7%
          BANKING--14.0%
150,000     ABBEY NATIONAL NORTH AMERICA CORP.,
             4.38%, 09/24/01                                             149,580
195,000     DEN NORSKE BANK (DENMARK), 3.56%, 10/22/01                   194,017
200,000     HALIFAX PLC (UNITED KINGDOM), 3.65%, 09/12/01                199,777
                                                                      ----------
                                                                         543,374
                                                                      ----------
          DIVERSIFIED--5.1%
200,000     GENERAL ELECTRIC CAPITAL CORP., 3.64%, 10/02/01              199,373
                                                                      ----------
          FINANCIAL SERVICES--8.4%
180,000     LEHMAN BROTHERS, INC., 3.63%, 09/07/01                       179,891
145,000     NATIONWIDE BUILDING SOCIETY (UNITED KINGDOM),
             3.64%, 10/10/01                                             144,428
                                                                      ----------
                                                                         324,319
                                                                      ----------
          INSURANCE--5.1%
200,000     METLIFE FUNDING, INC., 3.70%, 09/28/01                       199,445
                                                                      ----------
          TELECOMMUNICATIONS--3.1%
120,000     BCI FUNDING CORP. (CANADA), 3.62%, 09/18/01                  119,795
                                                                      ----------
          TOTAL COMMERCIAL PAPER
          (COST $1,386,306)                                            1,386,306
                                                                      ----------
          TIME DEPOSITS--17.3%
673,000     ABN AMRO BANK NV (NETHERLANDS),
             3.70%, 09/04/01
          (COST $673,000)                                                673,000
                                                                      ----------
          TOTAL INVESTMENTS--100.0%
          (COST $3,881,235)                                           $3,881,235
                                                                      ==========

INDEX:
    * = Non-income producing security.
    # = Security may only be sold to qualified institutional buyers.
    ^ = Share amounts round to less than a thousand.
    + = Affiliated. Money market fund registered under the Investment Company
        Act of 1940, as amended and advised by J.P. Morgan Investment Management, Inc.
    @ = All or a portion of this security is segregated for futures contracts or
        TBA securities.
    ~ = When issued or delayed delivery securities.
  SUB = Step-up Bond. The maturity date shown is the earlier of the call date or the maturity date; the rate shown is the rate in effect as of August 31, 2001.
  FRN = Floating Rate Note. The maturity date is the actual maturity date; the rate shown is the rate in effect as of August 31, 2001.
  DN  = Discount Note. The rate shown is the effective yield at the time of purchase.
  ADR = American Depositary Receipt.
  DEM = Deutsche Marks.
  GDR = Global Depositary Receipt.
  MTN = Medium Term Note.
  TBA = To Be Announced.
  SER.= Series.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       24
[GRAPHIC]

STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2001

                                                                           GROWTH AND       CAPITAL      INTERNATIONAL
                                                                             INCOME         GROWTH           EQUITY
                                                                           PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                           ---------       ---------       ---------
ASSETS:
  Investment securities, at value                                        $ 11,633,060    $ 10,458,669    $  5,325,578
  Cash                                                                             --              --         114,364
  Foreign currency (Cost $5,594)                                                   --              --           5,671
  Receivables:
    Investment securities sold                                                 68,029              --           9,216
    Interest and dividends                                                     29,311           3,812          14,031
    Variation margin                                                               --              --              --
    Expense reimbursement from Sub-Administrator                                   --           1,454          14,852
                                                                         ------------    ------------    ------------
      TOTAL ASSETS                                                         11,730,400      10,463,935       5,483,712
                                                                         ------------    ------------    ------------
LIABILITIES:
  Payables:
    Fund shares redeemed                                                        3,796           4,578           3,868
    Investment securities purchased                                            49,199             424          12,274
    Accrued liabilities:
      Custody fees                                                             10,289           8,751           3,807
      Other                                                                    34,680          23,297          20,411
                                                                         ------------    ------------    ------------
      TOTAL LIABILITIES                                                        97,964          37,050          40,360
                                                                         ------------    ------------    ------------
NET ASSETS:
  Paid in capital                                                          12,369,220       8,702,321       6,612,928
  Accumulated undistributed (overdistributed) net
    investment income                                                         125,075          (1,916)         (6,311)
  Accumulated net realized gain (loss) on investments
    and futures transactions                                                 (467,505)        464,832        (193,074)
  Net unrealized appreciation (depreciation) of investments,
    futures and assets and liabilities denominated in foreign currency       (394,354)      1,261,648        (970,191)
                                                                         ------------    ------------    ------------
      NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL
      INTERESTS                                                          $ 11,632,436    $ 10,426,885    $  5,443,352
                                                                         ============    ============    ============
      Shares of beneficial interest outstanding ($.001 par value;
      unlimited number of shares authorized)                                1,020,430         765,812         683,668
      Net asset value, maximum offering price per share and
      redemption price per share                                         $      11.40    $      13.62    $       7.96
                                                                         ============    ============    ============
      Cost of investments                                                $ 12,027,414    $  9,197,021    $  6,295,574
                                                                         ============    ============    ============


                                                                             ASSET      U.S. GOVERNMENT     MONEY
                                                                           ALLOCATION        INCOME         MARKET
                                                                           PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                                           ---------       ---------      ---------
ASSETS:
  Investment securities, at value                                        $  7,394,750    $  6,219,288    $  3,881,235
  Cash                                                                            491             246             163
  Foreign currency (Cost $5,594)                                                   --              --              --
  Receivables:
    Investment securities sold                                                 71,617         410,688              --
    Interest and dividends                                                     33,578          73,076           4,653
    Variation margin                                                              219              --              --
    Expense reimbursement from Sub-Administrator                                4,617           8,490          13,389
                                                                         ------------    ------------    ------------
      TOTAL ASSETS                                                          7,505,272       6,711,788       3,899,440
                                                                         ------------    ------------    ------------
LIABILITIES:
  Payables:
    Fund shares redeemed                                                        3,537             108              --
    Investment securities purchased                                           183,678         505,078              --
    Accrued liabilities:
      Custody fees                                                             11,844          11,735          11,227
      Other                                                                    15,638          23,190          13,599
                                                                         ------------    ------------    ------------
      TOTAL LIABILITIES                                                       214,697         540,111          24,826
                                                                         ------------    ------------    ------------
NET ASSETS:
  Paid in capital                                                           8,069,557       5,720,507       3,875,071
  Accumulated undistributed (overdistributed) net
    investment income                                                         178,074         304,552             (23)
  Accumulated net realized gain (loss) on investments
    and futures transactions                                                 (680,098)        (20,913)           (434)
  Net unrealized appreciation (depreciation) of investments,
    futures and assets and liabilities denominated in foreign currency       (276,958)        167,531              --
                                                                         ------------    ------------    ------------
      NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL
      INTERESTS                                                          $  7,290,575    $  6,171,677    $  3,874,614
                                                                         ============    ============    ============
      Shares of beneficial interest outstanding ($.001 par value;
      unlimited number of shares authorized)                                  780,917         620,096       3,875,019
      Net asset value, maximum offering price per share and
      redemption price per share                                         $       9.34    $       9.95    $       1.00
                                                                         ============    ============    ============
      Cost of investments                                                $  7,671,664    $  6,051,757    $  3,881,235
                                                                         ============    ============    ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       25
                                                                       [GRAPHIC]

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2001

                                                                         GROWTH AND       CAPITAL     INTERNATIONAL
                                                                           INCOME         GROWTH          EQUITY
                                                                          PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                          ---------      ---------      ---------
INVESTMENT INCOME:
  Interest                                                               $    40,122    $    27,152    $     4,693
  Dividends                                                                  221,370         76,782        129,001
  Dividend income from affiliated investments*                                   157            444             --
  Foreign taxes withheld                                                        (857)          (127)       (15,121)
                                                                         -----------    -----------    -----------
    TOTAL INVESTMENT INCOME                                                  260,792        104,251        118,573
                                                                         -----------    -----------    -----------
EXPENSES:
  Investment advisory fees                                                    82,895         69,943         52,287
  Administration fees                                                         27,632         23,314         13,072
  Accounting Fees                                                               --             --           55,091
  Custodian fees                                                              51,259         73,819         44,670
  Printing and postage                                                           257            699          4,068
  Professional fees                                                           24,395         17,727         25,014
  Transfer Agent fees                                                         19,267         16,439         23,656
  Trustees' fees                                                               3,187          1,896          1,942
  Other                                                                           26            165            717
                                                                         -----------    -----------    -----------
    TOTAL EXPENSES                                                           208,918        204,002        220,517
                                                                         -----------    -----------    -----------
  Less amounts waived                                                         81,924         93,257         65,359
  Less expense reimbursements                                                  2,603          5,435         83,263
  Less earnings credits                                                           59            270             --
                                                                         -----------    -----------    -----------
    NET EXPENSES                                                             124,332        105,040         71,895
                                                                         -----------    -----------    -----------
    NET INVESTMENT INCOME (LOSS)                                             136,460           (789)        46,678
                                                                         -----------    -----------    -----------
NET REALIZED GAIN (LOSS) ON:
  Investment transactions                                                    259,442        357,990       (142,608)
  Futures transactions                                                            --             --             --
  Foreign currency transactions                                                   --             --         (8,253)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
  Investments                                                             (3,007,929)    (1,736,688)    (1,802,544)
  Futures                                                                         --             --         (2,319)
  Foreign currency contracts and foreign currency translations                    --             --          5,222
                                                                         -----------    -----------    -----------
Net realized and unrealized gain (loss)                                   (2,748,487)    (1,378,698)    (1,950,502)
                                                                         -----------    -----------    -----------
Net increase (decrease) in net assets from operations                    $(2,612,027)   $(1,379,487)   $(1,903,824)
                                                                         ===========    ===========    ===========
*  Includes Reimbursements of Investment Advisory and
   Administration Fees:                                                  $         7    $        19    $        --


                                                                             ASSET      U.S. GOVERNMENT      MONEY
                                                                           ALLOCATION       INCOME           MARKET
                                                                            PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                                            ---------      ---------       ---------
INVESTMENT INCOME:
  Interest                                                                 $   214,740    $   359,335     $   216,226
  Dividends                                                                     41,252             --              --
  Dividend income from affiliated investments*                                     585             --              --
  Foreign taxes withheld                                                          (161)            --              --
                                                                           -----------    -----------     -----------
    TOTAL INVESTMENT INCOME                                                    256,416        359,335         216,226
                                                                           -----------    -----------     -----------
EXPENSES:
  Investment advisory fees                                                      43,542         29,893           9,922
  Administration fees                                                           15,834         11,957           7,937
  Accounting Fees                                                                   --             --
  Custodian fees                                                                73,942         44,928          44,079
  Printing and postage                                                           3,407          2,229           2,143
  Professional fees                                                             22,015         20,911          22,512
  Transfer Agent fees                                                           15,834         22,936          19,223
  Trustees' fees                                                                 2,164          1,616           1,231
  Other                                                                          1,810            989           3,300
                                                                           -----------    -----------     -----------
    TOTAL EXPENSES                                                             178,548        135,459         110,347
                                                                           -----------    -----------     -----------
  Less amounts waived                                                           59,376         41,850          17,859
  Less expense reimbursements                                                   51,799         45,678          70,263
  Less earnings credits                                                             81            102             399
                                                                           -----------    -----------     -----------
    NET EXPENSES                                                                67,292         47,829          21,826
                                                                           -----------    -----------     -----------
    NET INVESTMENT INCOME (LOSS)                                               189,124        311,506         194,400
                                                                           -----------    -----------     -----------
NET REALIZED GAIN (LOSS) ON:
  Investment transactions                                                     (385,649)        88,032              29
  Futures transactions                                                          (6,303)            --              --
  Foreign currency transactions                                                     --             --              --
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
  Investments                                                               (1,152,002)       199,698              --
  Futures                                                                          (44)            --              --
  Foreign currency contracts and foreign currency translations                      --             --              --
                                                                           -----------    -----------     -----------
Net realized and unrealized gain (loss)                                     (1,543,998)       287,730              29
                                                                           -----------    -----------     -----------
Net increase (decrease) in net assets from operations                      $(1,354,874)   $   599,236     $   194,429
                                                                           ===========    ===========     ===========
*  Includes Reimbursements of Investment Advisory and
   Administration Fees:                                                    $        25    $        --     $        --


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       26
[GRAPHIC]

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31,

                                                                    GROWTH AND INCOME               CAPITAL GROWTH
                                                                        PORTFOLIO                      PORTFOLIO
                                                              ----------------------------    ----------------------------
                                                                  2001            2000            2001            2000
                                                              ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)                                $    136,460    $    122,985    $       (789)   $     25,437
  Net realized gain (loss) on
  investments, futures and foreign
  currency transactions                                            259,442        (412,544)        357,990       2,259,981
  Change in net unrealized appreciation/
  depreciation on investments, futures
  and foreign currency translations                             (3,007,929)      1,901,066      (1,736,688)        766,596
                                                              ------------    ------------    ------------    ------------

    INCREASE (DECREASE) IN NET
    ASSETS FROM OPERATIONS                                      (2,612,027)      1,611,507      (1,379,487)      3,052,014
                                                              ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
  Net investment income                                           (132,673)        (47,277)             --         (77,220)
  Net realized gain on investment
  transactions                                                          --              --        (759,878)       (779,834)
                                                              ------------    ------------    ------------    ------------

    TOTAL DISTRIBUTIONS TO
    SHAREHOLDERS                                                  (132,673)        (47,277)       (759,878)       (857,054)
                                                              ------------    ------------    ------------    ------------

INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS:
  Proceeds from shares issued                                      296,228         903,541         326,667       1,036,385
  Dividends reinvested                                             132,673          47,277         759,878         857,054
  Cost of shares redeemed                                       (2,274,370)     (5,445,780)     (1,697,269)     (3,560,063)
                                                              ------------    ------------    ------------    ------------

    INCREASE (DECREASE) FROM
    CAPITAL SHARE TRANSACTIONS                                  (1,845,469)     (4,494,962)       (610,730)     (1,666,624)
                                                              ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN NET
ASSETS                                                          (4,590,169)     (2,930,732)     (2,750,095)        528,336
NET ASSETS:
  Beginning of Period                                           16,222,605      19,153,337      13,176,980      12,648,644
                                                              ------------    ------------    ------------    ------------
  End of Period                                               $ 11,632,436    $ 16,222,605    $ 10,426,885    $ 13,176,980
                                                              ============    ============    ============    ============

Share Transactions:
  Issued                                                            23,364          69,980          22,212          73,130
  Reinvested                                                        10,135           3,746          54,904          66,541
  Redeemed                                                        (179,642)       (423,222)       (119,258)       (251,852)
                                                              ------------    ------------    ------------    ------------
Change in shares                                                  (146,143)       (349,496)        (42,142)       (112,181)
                                                              ============    ============    ============    ============


                                                                   INTERNATIONAL EQUITY             ASSET ALLOCATION
                                                                         PORTFOLIO                      PORTFOLIO
                                                               ----------------------------    ----------------------------
                                                                   2001            2000            2001            2000
                                                               ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)                                 $     46,678    $    (12,869)   $    189,124    $    229,864
  Net realized gain (loss) on
  investments, futures and foreign
  currency transactions                                            (150,861)      1,430,768        (391,952)       (265,974)
  Change in net unrealized appreciation/
  depreciation on investments, futures
  and foreign currency translations                              (1,799,641)        (25,157)     (1,152,046)        837,191
                                                               ------------    ------------    ------------    ------------

    INCREASE (DECREASE) IN NET
    ASSETS FROM OPERATIONS                                       (1,903,824)      1,392,742      (1,354,874)        801,081
                                                               ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
  Net investment income                                                  --              --        (211,314)       (250,511)
  Net realized gain on investment
  transactions                                                   (1,424,148)       (242,807)             --         (67,251)
                                                               ------------    ------------    ------------    ------------

    TOTAL DISTRIBUTIONS TO
    SHAREHOLDERS                                                 (1,424,148)       (242,807)       (211,314)       (317,762)
                                                               ------------    ------------    ------------    ------------

INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS:
  Proceeds from shares issued                                        75,067         837,144         122,538         315,535
  Dividends reinvested                                            1,424,148         242,807         211,314         317,762
  Cost of shares redeemed                                          (688,191)     (1,606,148)       (589,198)     (1,328,360)
                                                               ------------    ------------    ------------    ------------

    INCREASE (DECREASE) FROM
    CAPITAL SHARE TRANSACTIONS                                      811,024        (526,197)       (255,346)       (695,063)
                                                               ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN NET
ASSETS                                                           (2,516,948)        623,738      (1,821,534)       (211,744)
NET ASSETS:
  Beginning of Period                                             7,960,300       7,336,562       9,112,109       9,323,853
                                                               ------------    ------------    ------------    ------------
  End of Period                                                $  5,443,352    $  7,960,300    $  7,290,575    $  9,112,109
                                                               ============    ============    ============    ============

Share Transactions:
  Issued                                                              7,346          59,891          12,546          29,366
  Reinvested                                                        150,383          17,788          21,005          30,292
  Redeemed                                                          (72,394)       (125,252)        (58,251)       (123,821)
                                                               ------------    ------------    ------------    ------------
Change in shares                                                     85,335         (47,573)        (24,700)        (64,163)
                                                               ============    ============    ============    ============


                                                                U.S. GOVERNMENT INCOME              MONEY MARKET
                                                                       PORTFOLIO                      PORTFOLIO
                                                             ----------------------------    ----------------------------
                                                                 2001            2000            2001            2000
                                                             ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)                               $    311,506    $    332,870    $    194,400    $    217,831
  Net realized gain (loss) on
  investments, futures and foreign
  currency transactions                                            88,032        (108,945)             29               8
  Change in net unrealized appreciation/
  depreciation on investments, futures
  and foreign currency translations                               199,698         211,485              --              --
                                                             ------------    ------------    ------------    ------------

    INCREASE (DECREASE) IN NET
    ASSETS FROM OPERATIONS                                        599,236         435,410         194,429         217,839
                                                             ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
  Net investment income                                          (281,296)       (352,501)       (194,365)       (217,633)
  Net realized gain on investment
  transactions                                                         --        (106,053)             --              --
                                                             ------------    ------------    ------------    ------------

    TOTAL DISTRIBUTIONS TO
    SHAREHOLDERS                                                 (281,296)       (458,554)       (194,365)       (217,633)
                                                             ------------    ------------    ------------    ------------

INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS:
  Proceeds from shares issued                                     268,092         382,727         441,442       1,206,210
  Dividends reinvested                                            281,296         458,554         194,365         217,633
  Cost of shares redeemed                                        (580,179)     (1,366,829)       (644,693)     (1,531,722)
                                                             ------------    ------------    ------------    ------------

    INCREASE (DECREASE) FROM
    CAPITAL SHARE TRANSACTIONS                                    (30,791)       (525,548)         (8,886)       (107,879)
                                                             ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN NET
ASSETS                                                            287,149        (548,692)         (8,822)       (107,673)
NET ASSETS:
  Beginning of Period                                           5,884,528       6,433,220       3,883,436       3,991,109
                                                             ------------    ------------    ------------    ------------
  End of Period                                              $  6,171,677    $  5,884,528    $  3,874,614    $  3,883,436
                                                             ============    ============    ============    ============
Share Transactions:
  Issued                                                           27,643          41,193         441,473       1,206,210
  Reinvested                                                       29,736          51,363         194,313         217,633
  Redeemed                                                        (60,611)       (145,749)       (644,693)     (1,531,722)
                                                             ------------    ------------    ------------    ------------
Change in shares                                                   (3,232)        (53,193)         (8,907)       (107,879)
                                                             ============    ============    ============    ============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       27
                                                                       [GRAPHIC]

FINANCIAL HIGHLIGHTS

                                                                               GROWTH AND INCOME PORTFOLIO
                                                               -----------------------------------------------------------
                                                                                  YEAR ENDED AUGUST 31,
                                                                 2001         2000         1999         1998         1997
                                                               -------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
   Net Asset Value, Beginning of Period                        $ 13.91      $ 12.63      $ 12.36      $ 15.16      $ 12.74
                                                               -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                          0.14         0.11         0.06         0.09         0.15
   Net gains or losses on investments
   (both realized and unrealized)                                (2.53)        1.21         2.58        (0.71)        3.99
                                                               -------      -------      -------      -------      -------
     TOTAL FROM INVESTMENT OPERATIONS                            (2.39)        1.32         2.64        (0.62)        4.14
                                                               -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
   Dividends from net investment income                           0.12         0.04         0.09         0.13         0.15
   Distributions from capital gains                                 --           --         2.28         2.05         1.57
                                                               -------      -------      -------      -------      -------
     TOTAL DISTRIBUTIONS                                          0.12         0.04         2.37         2.18         1.72
                                                               -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                                 $ 11.40      $ 13.91      $ 12.63      $ 12.36      $ 15.16
                                                               =======      =======      =======      =======      =======
TOTAL RETURN                                                   (17.29%)      10.44%       21.23%       (5.45%)      35.53%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (000 omitted)                     $11,632      $16,223      $19,153      $17,370      $15,002
   Ratios to Average Net Assets:
     Expenses                                                    0.90%        0.90%        0.90%        0.90%        0.90%
     Net investment income (loss)                                0.99%        0.73%        0.54%        0.78%        1.18%
     Expenses without waivers,
     reimbursements and earnings credits                         1.51%        1.37%        1.33%        1.70%        1.70%
     Net investment income (loss) without
     waivers, reimbursements and earnings credits                0.38%        0.26%        0.11%       (0.02%)       0.38%
Portfolio Turnover Rate                                            14%          65%         114%         170%          89%


                                                                                 CAPITAL GROWTH PORTFOLIO
                                                               -----------------------------------------------------------
                                                                                  YEAR ENDED AUGUST 31,
                                                                 2001         2000         1999         1998         1997
                                                               -------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
   Net Asset Value, Beginning of Period                        $ 16.31      $ 13.75      $ 11.72      $ 15.52      $ 13.84
                                                               -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                            --(c)      0.03         0.07         0.10         0.09
   Net gains or losses on investments
   (both realized and unrealized)                                (1.73)        3.54         3.37        (2.37)        3.42
                                                               -------      -------      -------      -------      -------
     TOTAL FROM INVESTMENT OPERATIONS                            (1.73)        3.57         3.44        (2.27)        3.51
                                                               -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
   Dividends from net investment income                             --         0.09         0.09         0.09         0.10
   Distributions from capital gains                               0.96         0.92         1.32         1.44         1.73
                                                               -------      -------      -------      -------      -------
     TOTAL DISTRIBUTIONS                                          0.96         1.01         1.41         1.53         1.83
                                                               -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                                 $ 13.62      $ 16.31      $ 13.75      $ 11.72      $ 15.52
                                                               =======      =======      =======      =======      =======
TOTAL RETURN                                                   (10.70%)      27.92%       30.59%      (16.38%)      27.27%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (000 omitted)                     $10,427      $13,177      $12,649      $11,096      $12,373
   Ratios to Average Net Assets:
     Expenses                                                    0.90%        0.90%        0.90%        0.90%        0.90%
     Net investment income (loss)                               (0.01%)       0.21%        0.59%        0.72%        0.64%
     Expenses without waivers,
     reimbursements and earnings credits                         1.75%        1.69%        1.70%        1.70%        1.70%
     Net investment income (loss) without
waivers, reimbursements and earnings credits                    (0.86%)      (0.58%)      (0.21%)      (0.08%)      (0.16%)
Portfolio Turnover Rate                                            47%         128%          27%          71%          54%


                                                                             INTERNATIONAL EQUITY PORTFOLIO
                                                               -----------------------------------------------------------
                                                                                  YEAR ENDED AUGUST 31,
                                                                 2001         2000         1999         1998         1997
                                                               -------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
   Net Asset Value, Beginning of Period                        $ 13.30      $ 11.36      $  9.63      $ 10.45      $ 10.59
                                                               -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                          0.08        (0.03)          --         0.02(b)      0.19
   Net gains or losses on investments
   (both realized and unrealized)                                (2.98)        2.38         2.32        (0.28)        0.65
                                                               -------      -------      -------      -------      -------
TOTAL FROM INVESTMENT OPERATIONS                                 (2.90)        2.35         2.32        (0.26)        0.84
                                                               -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
   Dividends from net investment income                             --           --         0.10         0.18         0.13
   Distributions from capital gains                               2.44         0.41         0.49         0.38         0.85
                                                               -------      -------      -------      -------      -------
     TOTAL DISTRIBUTIONS                                          2.44         0.41         0.59         0.56         0.98
                                                               -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                                 $  7.96      $ 13.30      $ 11.36      $  9.63      $ 10.45
                                                               =======      =======      =======      =======      =======
TOTAL RETURN                                                   (24.76%)      20.58%       25.03%       (2.46%)       8.27%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (000 omitted)                     $ 5,443       $7,960       $7,337       $6,318       $5,421
   Ratios to Average Net Assets:
     Expenses                                                    1.10%        1.10%        1.10%        1.10%        1.11%
     Net investment income (loss)                                0.71%       (0.15%)       0.04%        0.19%        1.96%
     Expenses without waivers,
     reimbursements and earnings credits                         3.38%        2.62%        3.24%        3.05%        2.99%
     Net investment income (loss) without
     waivers, reimbursements and earnings credits               (1.57%)      (1.67%)      (2.10%)      (1.76%)       0.08%
Portfolio Turnover Rate                                            98%         102%         170%         157%         158%


                                                                               ASSET ALLOCATION PORTFOLIO
                                                               -----------------------------------------------------------
                                                                                  YEAR ENDED AUGUST 31,
                                                                 2001         2000         1999         1998         1997
                                                               -------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
   Net Asset Value, Beginning of Period                        $ 11.31      $ 10.72      $ 10.64      $ 11.57      $ 11.15
                                                               -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                          0.25         0.29         0.24         0.28         0.33
   Net gains or losses on investments
   (both realized and unrealized)                                (1.95)        0.68         1.04        (0.25)        1.94
                                                               -------      -------      -------      -------      -------
TOTAL FROM INVESTMENT OPERATIONS                                 (1.70)        0.97         1.28         0.03         2.27
                                                               -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
   Dividends from net investment income                           0.27         0.30         0.18         0.30         0.30
   Distributions from capital gains                                 --         0.08         1.02         0.66         1.55
                                                               -------      -------      -------      -------      -------
     TOTAL DISTRIBUTIONS                                          0.27         0.38         1.20         0.96         1.85
                                                               -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                                 $  9.34      $ 11.31      $ 10.72      $ 10.64      $ 11.57
                                                               =======      =======      =======      =======      =======
TOTAL RETURN                                                   (15.20%)       9.31%       11.88%       (0.04%)      22.61%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (000 omitted)                     $ 7,291      $ 9,112      $ 9,324      $ 7,813      $ 6,282
   Ratios to Average Net Assets:
     Expenses                                                    0.85%        0.85%        0.85%        0.85%        0.85%
     Net investment income (loss)                                2.39%        2.52%        2.48%        2.81%        3.28%
     Expenses without waivers,
     reimbursements and earnings credits                         2.25%        2.16%        1.90%        1.91%        2.03%
     Net investment income (loss) without
     waivers, reimbursements and earnings credits                0.99%        1.21%        1.43%        1.75%        2.10%
Portfolio Turnover Rate                                           100%         145%         112%         162%         122%

(b) Net investment income per share has been calculated based on average shares outstanding during the period.
(c)  Amount is less than $0.01.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       28
[GRAPHIC]


                                                                          U.S. GOVERNMENT INCOME PORTFOLIO ++
                                                               -----------------------------------------------------------
                                                                                  YEAR ENDED AUGUST 31,
                                                                2001          2000         1999         1998         1997
                                                               -------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
   Net Asset Value, Beginning of Period                        $  9.44      $  9.51      $ 10.12      $  9.40      $  9.53
                                                               -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                          0.51         0.59         0.52         0.39         0.52
   Net gains or losses on investments
   (both realized and unrealized)                                 0.46         0.10        (0.62)        0.64         0.22
                                                               -------      -------      -------      -------      -------
     TOTAL FROM INVESTMENT OPERATIONS                             0.97         0.69        (0.10)        1.03         0.74
                                                               -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
   Dividends from net investment income                           0.46         0.58         0.51         0.31         0.54
   Distributions from capital gains                                 --         0.18           --           --         0.33
                                                               -------      -------      -------      -------      -------
     TOTAL DISTRIBUTIONS                                          0.46         0.76         0.51         0.31         0.87
                                                               -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                                 $  9.95      $  9.44      $  9.51      $ 10.12      $  9.40
                                                               =======      =======      =======      =======      =======
TOTAL RETURN                                                    10.53%        7.80%       (1.15%)      11.12%        8.11%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (000 omitted)                     $ 6,172      $ 5,885      $ 6,433      $ 6,581      $ 3,801
   Ratios to Average Net Assets:
     Expenses                                                    0.80%        0.80%        0.80%        0.80%        0.80%
     Net investment income                                       5.21%        5.70%        5.35%        5.40%        5.91%
     Expenses without waivers,
     reimbursements and earnings credits                         2.26%        2.49%        1.97%        1.99%        1.50%
     Net investment income without
     waivers, reimbursements and earnings credits                3.75%        4.01%        4.18%        4.21%        5.21%
Portfolio Turnover Rate                                            91%          37%          31%          14%          40%


                                                                                 MONEY MARKET PORTFOLIO
                                                               -----------------------------------------------------------
                                                                                  YEAR ENDED AUGUST 31,
                                                                 2001         2000         1999         1998         1997
                                                               -------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
   Net Asset Value, Beginning of Period                        $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                               -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                          0.05         0.05         0.05         0.05         0.05
   Net gains or losses on investments
   (both realized and unrealized)                                   --           --           --           --           --
                                                               -------      -------      -------      -------      -------
     TOTAL FROM INVESTMENT OPERATIONS                             0.05         0.05         0.05         0.05         0.05
                                                               -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
   Dividends from net investment income                           0.05         0.05         0.05         0.05         0.05
   Distributions from capital gains                                 --           --           --           --           --
                                                               -------      -------      -------      -------      -------
     TOTAL DISTRIBUTIONS                                          0.05         0.05         0.05         0.05         0.05
                                                               -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                                 $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                               =======      =======      =======      =======      =======
TOTAL RETURN                                                     5.05%        5.57%        4.66%        5.04%        4.93%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (000 omitted)                     $ 3,875      $ 3,883      $ 3,991      $ 3,279      $ 4,854
   Ratios to Average Net Assets:
     Expenses                                                    0.55%        0.55%        0.55%        0.55%        0.55%
     Net investment income                                       4.90%        5.43%        4.54%        4.94%        4.84%
     Expenses without waivers,
     reimbursements and earnings credits                         2.77%        2.51%        2.28%        2.24%        1.46%
     Net investment income without
     waivers, reimbursements and earnings credits                2.68%        3.47%        2.81%        3.25%        3.93%
Portfolio Turnover Rate                                             --           --           --           --           --

++ On 12/27/96, the Portfolio changed its name from U.S. Treasury Income
   Portfolio to U.S. Government Income Portfolio.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       29
                                                                       [GRAPHIC]

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--Mutual Fund Variable Annuity Trust (the "Trust") was organized on April 14, 1994 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust was established to provide a funding medium for variable annuity contracts issued by life insurance companies. Shares of the Trust are issued only to insurance company separate accounts in connection with variable annuity contracts. The Trust issues six separate series of shares (the "Portfolio(s)"), each of which represents a separately managed portfolio of securities with its own investment objectives. The Portfolios are the Growth and Income Portfolio ("GIP"), Capital Growth Portfolio ("CGP"), International Equity Portfolio ("IEP"), Asset Allocation Portfolio ("AAP"), U.S. Government Income Portfolio ("USGIP") and Money Market Portfolio ("MMP").

    THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE PORTFOLIOS:

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    A. VALUATION OF INVESTMENTS--Equity securities and options are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price.

          Except for MMP, bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices. Short-term obligations are valued at amortized cost if acquired with fewer than 61 days to maturity, or at value, based on quoted exchange or over-the-counter prices, until the 61st day prior to maturity and thereafter by amortizing the value on the 61st day to par at maturity.

          Money market instruments held by MMP are valued at amortized cost, which approximates market value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

    B. SECURITY TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are accounted for as of the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

          Purchases of to be announced (TBA), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund segregates assets with a current value at least equal to the amount of its TBA, when-issued and delayed delivery purchase commitments.

    C. REPURCHASE AGREEMENTS--It is the Portfolios' policy that all repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Portfolio's custodian bank, sub-custodian or a bank with which the custodian bank has entered into a sub-custodian agreement or is segregated in the Federal Reserve Book Entry System. If the seller of a repurchase agreement defaults and the value of the collateral declines, or if the seller enters into an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

    D. FUTURES CONTRACTS--When a Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

          The Portfolios may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures

                                       30
[GRAPHIC]

          transaction; therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

          IEP may invest a portion of its liquid assets in index futures contracts to control the asset mix of the Portfolio in the most efficient manner. This allows the fund manager to more fully participate in the market, adjusting country exposures while incurring minimal transaction costs. Long index futures contracts are used to gain exposure to equities when the fund manager anticipates that this will be more efficient than buying stocks directly. The use of long futures contracts subjects the Portfolio to risk of loss up to the amount of the value of the contract. Short index futures contracts are used for hedging purposes (to reduce the exposure to equities). The use of short futures contracts subjects the Portfolio to unlimited risk of loss.

          AAP may invest in interest rate futures contracts as a hedge against rate risk or to change the duration of the fixed income components of the Portfolio.

          As of August 31, 2001, AAP had open futures contracts as shown on the Portfolio of Investments.

    E. FOREIGN CURRENCY TRANSLATIONS--The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the official exchange rates, or at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank on the following basis:

                 (1) Market value of investment securities, other assets and liabilities: at the closing rate of exchange at the balance sheet date.

                 (2) Purchases and sales of investment securities and income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

          Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

    F. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market." When the forward contract is closed, or the delivery of the currency is made or taken, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolios are subject to off balance sheet risk to the extent of the value of the contract for purchases of currency and in an unlimited amount for sales of currency.

    G. FEDERAL INCOME TAX STATUS--It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

    H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.

          The reclassifications for IEP relates primarily to over distribution of capital gains. The following accounts were increased or decreased as shown below:

                                                                IEP
                                                                ---
         Paid in capital                                      $26,116
         Accumulated undistributed (overdistributed)
         net investment income                                 (9,492)
         Accumulated net realized gain (loss) in
         investments and futures transactions                 (16,624)

    I. EXPENSES--Direct expenses of a Portfolio are charged to the respective Portfolio. General Trust expenses are allocated on the basis of relative net assets or on another reasonable basis.

                                       31
                                                                       [GRAPHIC]


2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    A. INVESTMENT ADVISORY FEES--Pursuant to an Investment Advisory Agreement, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM" or "Adviser") (formerly Chase Fleming Asset Management (USA) Inc., formerly Chase Asset Management Inc.) acts as the investment adviser to the Portfolios. JPMFAM is a direct wholly-owned subsidiary of J.P. Morgan Chase & Co. As investment adviser, JPMFAM supervises the investments of each Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Portfolio's respective average daily net assets. The annual fee for each Portfolio is:

                        GIP            0.60%
                        CGP            0.60%
                        IEP            0.80%
                        AAP            0.55%
                        USGIP          0.50%
                        MMP            0.25%

          The Adviser (and its predecessors) voluntarily waived fees as outlined in Note 2.D.

          J.P. Morgan Fleming Asset Management (London) Ltd. ("JPMFAM London") (formerly Chase Fleming Asset Management (London) Ltd., formerly Chase Asset Management (London) Ltd.), a registered investment adviser, is the sub-investment adviser to IEP pursuant to a Sub-Investment Advisory Agreement between JPFAM London and JPMFAM (and its predecessor). JPMFAM London is a wholly-owned subsidiary of J.P. Morgan Chase & Co. and is entitled to receive a fee payable by JPMFAM from its advisory fee, at an annual rate equal to 0.40% of the average daily net assets of IEP.

          Prior to February 22, 2001, The Chase Manhattan Bank ("Chase"), also a direct wholly-owned subsidiary of J.P. Morgan Chase & Co. acted as the investment advisor to each Portfolio, and JPMFAM acted as the sub-investment adviser to each Portfolio, except IEP. Pursuant to a Sub-Investment Advisory Agreement between Chase and JPMFAM, JPMFAM was entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.30% of the average daily net assets of GIP and CGP, 0.25% of the average daily net assets of AAP and USGIP and 0.10% of the average daily net assets of MMP. The Investment Advisory Agreement between each Fund and Chase has been assigned to JPMFAM.

          The Portfolios, other than MMP, may invest in one or more affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The Advisor has agreed to reimburse its advisory fee from the Portfolio in an amount to offset any investment advisory, administrative fee and shareholder servicing fees related to a Portfolio investment in an affiliated money market fund.

    B. ADMINISTRATION FEE--Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Portfolios. For these services, the Administrator receives from each Portfolio a fee computed at an annual rate equal to 0.05% of the respective Portfolio's average daily net assets. The Administrator voluntarily waived fees as shown in 2.D.

          The Trustees have approved an increase in the Funds' administration fee. Effective September 10, 2001, the administration fee payable to Chase will be increased to 0.15% of average daily net assets for complex wide non-money market fund assets up to $25 billion and 0.075% in assets in excess of $25 billion.

    C. SUB-ADMINISTRATION FEES--Pursuant to a Sub-Administration Agreement, J.P. Morgan Fund Distributors, Inc. (the "Sub-Administrator") (formerly Vista Fund Distributors, Inc.), an indirect wholly-owned subsidiary of The BISYS Group Inc., provides certain sub-administration services to the Portfolios, including providing officers, clerical staff and office space for an annual fee of 0.15% of the average daily net assets of each Portfolio through September 9, 2001. The Sub-Administrator voluntarily waived fees as shown in 2.D.

          Effective September 10, 2001, BISYS Fund Services, L.P., ("BISYS") was named as the Fund's Sub-Administrator. For its services as Sub-Administrator, BISYS receives a portion of the fees payable to Chase as Administrator.

          The Sub-Administrator voluntarily reimbursed certain expenses of the Portfolios as disclosed in the Statement of Operations.

    D. ASSUMPTION OF EXPENSES--For the year ended August 31, 2001, the Portfolios' vendors voluntarily waived expenses as follows:

                                    GIP        CGP        IEP        AAP       USGIP       MMP
                                    ---        ---        ---        ---       -----       ---
              Advisory            $74,452    $69,943    $52,287    $43,542    $29,893    $9,922
              Administration        7,472     23,314     13,072     15,834     11,957     7,937

32
                                                                       [GRAPHIC]

          The Sub-Administrator voluntarily reimbursed certain expenses of the portfolios:

              Assumed
              Expenses    --     4,287     81,598     49,967     44,311     69,196

    E. OTHER--Chase provides portfolio custody and fund accounting services for GIP, CGP, AAP and USGIP (only custody services is provided for IEP by Chase) for which Chase receives compensation as presented in the Statement of Operations as Custodian Fees. Chase provided custody and fund accounting services for MMP prior to July 30, 2001, receiving $39,040 in compensation for such services, included in Custodian Fees as presented in the Statement of Operations. As of July 31, 2001, The Bank of New York became the MMP's Fund Accountant and Custodian.

          Custodian fees are subject to reduction by credits earned by each Fund, based on cash balances held by Chase as custodian. Such earnings credits are presented separately in the Statement of Operations. The Funds could have invested the cash balances utilized in connection with the earnings credit arrangements in income producing assets if they had not entered into such arrangements.

          The Trust had adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Trust who have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the period from November 1, 2000 to May 15, 2001, included in Trustees Fees in the Statement of Operations were as follows:

                                                   PENSION
                 PORTFOLIO:                       EXPENSES
                                                  --------
     Growth and Income Portfolio                    $153
     Capital Growth Portfolio                        121
     International Equity Portfolio                   79
     Asset Allocation Portfolio                       86
     U.S. Government Income Portfolio                 58
     Money Market Portfolio                           40

          On February 22, 2001, the Board of Trustees voted to terminate the Plan, effective May 15, 2001, and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Chase Vista Funds. The remaining $5.65 million was reimbursed by Chase on May 16, 2001. Certain of the trustees have elected to defer receipt of such amount pursuant to a deferred compensation plan. The amount of the Chase reimbursement and the amounts rolled into the deferred compensation plan are listed below:

                                                            DEFERRED
                                           CHASE          COMPENSATION
              FUND NAME                REIMBURSEMENT        ROLLOVER
              ---------                -------------        --------
     Growth and Income Portfolio           $2,603            $4,091
     Capital Growth Portfolio               1,148             1,849
     International Equity Portfolio         1,665             2,600
     Asset Allocation Portfolio             1,832             2,861
     U.S. Government Income Portfolio       1,367             2,135
     Money Market Portfolio                 1,067             1,661

3. INVESTMENT TRANSACTIONS--For the year ended August 31, 2001, the cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

                           GIP          CGP          IEP          AAP         USGIP
                           ---          ---          ---          ---         -----
    Purchases
    (excluding U.S.
    Government)        $1,874,010   $5,314,105   $6,283,631   $4,436,141   $       --

    Sales (excluding
    U.S. Government)    3,557,442    6,543,926    6,858,667    3,980,032           --

    Purchases of
    U.S. Government            --           --           --    3,109,943    5,666,882

    Sales of
    U.S. Government            --           --           --    4,390,335    5,052,885

4. FEDERAL INCOME TAX MATTERS--For Federal income tax purposes, the cost and unrealized appreciation/(depreciation) in value of the investment securities as of August 31, 2001, are as follows:

                               GIP            CGP            IEP           AAP          USGIP
                               ---            ---            ---           ---          -----
     Aggregate cost        $12,027,443    $9,212,912    $ 6,302,359    $7,673,447    $6,061,152
                           -----------    ----------    -----------    ----------    ----------
     Gross unrealized
     appreciation          $ 1,107,095    $1,875,107    $   317,705    $  262,168    $  175,035

     Gross unrealized
     depreciation           (1,501,478)     (629,350)    (1,294,486)     (540,865)      (16,899)
                           -----------    ----------    -----------    ----------    ----------
     Net unrealized
     appreciation/
     (depreciation)        $  (394,383)   $1,245,757    $  (976,781)   $ (278,697)   $  158,136
                           ===========    ==========    ===========    ==========    ==========

    Capital losses incurred after October 31, within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred the following post-October realized losses.

       FUND                    CAPITAL                 FX                  PFIC
       ----                    -------                 --                  ----
       IEP                    $188,292               $1,781               $2,527
       AAP                     310,693                  --                    --

                                       33
                                                                       [GRAPHIC]

    As of August 31, 2001, the following Funds have capital loss carryovers which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

                                                       EXPIRATION
              FUND             AMOUNT                      DATE
              ----           ----------                   ------
              GIP             $467,476               August 31, 2008
              AAP               67,791               August 31, 2008
                               299,875               August 31, 2009
                             ----------
                               367,666
              USGIP             11,518               August 31, 2008
              MMP                  405               August 31, 2008
                                    29               August 31, 2009
                             ----------
                                   434

    During the year ended August 31, 2001, the following funds utilized capital loss carryforwards of the following amounts: GIP of $259,294: USGIP of $38,140.

5.  FOREIGN CASH POSITIONS--International Equity Portfolio

                                                                              NET
                              DELIVERY                       MARKET       UNREALIZED
                            VALUE (LOCAL                      VALUE       GAIN (LOSS)
             CURRENCY         CURRENCY)       COST(USD)       (USD)          (USD)
             --------         ---------       ---------       -----          -----
         Indonesian Rupiah     894,077         $   58        $  101          $ 43
         Japanese Yen          367,270          3,033         3,094            61
         Malaysian Ringgit       5,835          1,484         1,535            51
         Philippine Peso        22,439            535           440           (95)
         Swiss Franc               835            484           501            17

6.  CONCENTRATION OF SHAREHOLDERS
    As of August 31, 2001, all shares outstanding for each Portfolio are owned either directly or indirectly by a single insurance company.

7.  CONCENTRATION OF CREDIT RISK
    As of August 31, 2001, MMP invested 27.5% of their net assets in securities issued by institutions in the financial services industry including banks, broker dealers and insurance companies. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important role in the operation of the financial services industry.

    IEP invested 18.4% and 28.4% of its total investments in Japan and the United Kingdom, respectively. The issuers' abilities to meet their obligations may be affected by economic or political developments in a specific country or region.

8.  BANK BORROWINGS
    IEP may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of IEP's total assets must be repaid before IEP may make additional investments. IEP has entered into an agreement, enabling it to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to IEP based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. IEP also pays a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to IEP. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

    IEP had no borrowings outstanding as of August 31, 2001, nor at any time during the year then ended.

9.  CORPORATE EVENT
    The merger of the J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation (renamed J.P. Morgan Chase and Co.), the parent of the Funds' Advisor, JPMFAM, was consummated on December 31, 2000. JPMFAM continues to serve as the Funds' Advisor.

                                       34
[GRAPHIC]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of Mutual Fund Variable Annuity Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth and Income Portfolio, Capital Growth Portfolio, International Equity Portfolio, Asset Allocation Portfolio, U.S. Government Income Portfolio and Money Market Portfolio (separate portfolios constituting Mutual Fund Variable Annuity Trust, hereafter referred to as the "Trust") at August 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
October 18, 2001

                                       35
                                                                       [GRAPHIC]

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A Special Meeting of Shareholders was held on July 3, 2001 at 1211 Avenue of Americas, New York, New York 10036 for purposes of approving the election of eight Trustees. A majority of shareholders of the Trust approved the election of each Trustee by the following votes:

                                                                       AFFIRMATIVE            NEGATIVE
------------------------------------------------------------------------------------------------------------
William J. Armstrong                                                   5,752,585               39,375
Roland R. Eppley                                                       5,752,585               39,375
Ann Maynard Gray                                                       5,752,585               39,375
Matthew Healey                                                         5,750,352               41,608
Fergus Reid, III                                                       5,752,585               39,375
James J. Schonbachler                                                  5,752,585               39,375
Leonard M. Spalding, Jr.                                               5,752,585               39,375
H. Richard Vartabedian                                                 5,752,585               39,375

                                       36
[GRAPHIC]

TAX LETTER
(UNAUDITED)

Certain tax information for the Mutual Fund Variable Annuity Portfolios is required to be provided to shareholders based upon the Portfolio's income and distributions for the taxable year end August 31, 2001. The information and distributions reported in this letter may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2001. The information necessary to complete your income tax returns for the calendar year ending December 31, 2001 will be received under separate cover.

FOR THE FISCAL YEAR ENDED AUGUST 31, 2001:

The following represents the long-term capital gains distributed by the
Portfolio:

                                                                        LONG-TERM
                                                                      CAPITAL GAINS
FUND                                                                  DISTRIBUTIONS
-------------------------------------------------------------------------------------------------
CGP                                                                    $672,809
IEP                                                                     970,552

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A-7036-CRT
(C)J.P. MORGAN CHASE & CO., 2001. ALL RIGHTS RESERVED.

                                               OCTOBER, 2001         F-7036(CMB)
                                                                      AN-VA-1001